Financial Strategies          12/16/96 11:07:40 am         Prudential Securities
Group               IMPACT CMO/ABS Analytics - Bond Cashflows       Incorporated
Deal ID/CUSIP UCFC6D                               Maturity             01/15/16
Class          A4   CUR                            Coupon                  6.776
Underwriter    PSI                                 Accrued               0.35762
Issuer         UNITED COMPANIES FINANCIAL CORPORAT 1st Payment          01/15/97
Collateral     100%WL   (Real)                     Factor            on
N/GWAC (Orig)         /         (11.192/11.692)    LIBOR-1M             5.61719
WAM    (Orig)            (21.470)                                Settle 12/20/96

  Price        100-00   Proceeds 30,508,717       Prepay at HEP 24.00 Roll at
    Original Face   of   30,400,000
  Date          Balance        Principal      Interest      Accrual     Total
--------     -------------   -------------    ----------    -------  -----------
12/01/96     30,400,000.00            0.00          0.00     0.00           0.00
01/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
02/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
03/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
04/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
05/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
06/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
07/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
08/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
09/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
10/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
11/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
12/15/97     30,400,000.00            0.00    171,658.67     0.00     171,658.67
01/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
02/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
03/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
04/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
05/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
06/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
07/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
08/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
09/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
10/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
11/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
12/15/98     30,400,000.00            0.00    171,658.67     0.00     171,658.67
01/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
02/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
03/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
04/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
05/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
06/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
07/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
08/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
09/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
10/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
11/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
12/15/99     30,400,000.00            0.00    171,658.67     0.00     171,658.67
01/15/00     30,400,000.00            0.00    171,658.67     0.00     171,658.67

02/15/00     30,400,000.00            0.00    171,658.67     0.00     171,658.67
03/15/00     30,400,000.00            0.00    171,658.67     0.00     171,658.67
04/15/00     30,400,000.00            0.00    171,658.67     0.00     171,658.67
05/15/00     30,400,000.00            0.00    171,658.67     0.00     171,658.67
06/15/00     30,400,000.00            0.00    171,658.67     0.00     171,658.67
07/15/00     30,400,000.00            0.00    171,658.67     0.00     171,658.67

Financial Strategies          12/16/96 11:07:40 am         Prudential Securities
Group               IMPACT CMO/ABS Analytics - Bond Cashflows       Incorporated
Deal ID/CUSIP UCFC6D                               Maturity             01/15/16
Class          A4   CUR                            Coupon                  6.776
Underwriter    PSI                                 Accrued               0.35762
Issuer         UNITED COMPANIES FINANCIAL CORPORAT 1st Payment          01/15/97
Collateral     100%WL   (Real)                     Factor            on
N/GWAC (Orig)         /         (11.192/11.692)    LIBOR-1M             5.61719
WAM    (Orig)            (21.470)                                Settle 12/20/96

  Price        100-00   Proceeds 30,508,717       Prepay at HEP 24.00 Roll at
    Original Face   of   30,400,000
  Date          Balance        Principal      Interest      Accrual     Total
--------     -------------   -------------    ----------    -------  -----------
08/15/00     30,400,000.00            0.00    171,658.67     0.00     171,658.67
09/15/00     28,341,779.54    2,058,220.46    171,658.67     0.00   2,229,879.13
10/15/00     25,407,515.34    2,934,264.19    160,036.58     0.00   3,094,300.77
11/15/00     22,542,711.38    2,864,803.96    143,467.77     0.00   3,008,271.73
12/15/00     19,745,756.37    2,796,955.01    127,291.18     0.00   2,924,246.19
01/15/01     17,015,076.00    2,730,680.37    111,497.70     0.00   2,842,178.07
02/15/01     14,349,132.10    2,665,943.91     96,078.46     0.00   2,762,022.37
03/15/01     11,746,421.75    2,602,710.34     81,024.77     0.00   2,683,735.11
04/15/01      9,205,476.58    2,540,945.17     66,328.13     0.00   2,607,273.30
05/15/01      6,724,861.90    2,480,614.69     51,980.26     0.00   2,532,594.94
06/15/01      4,303,175.94    2,421,685.96     37,973.05     0.00   2,459,659.01
07/15/01      1,939,049.15    2,364,126.79     24,298.60     0.00   2,388,425.39
08/15/01              0.00    1,939,049.15     10,949.16     0.00   1,949,998.32
                             -------------  ------------     ----  -------------
Totals                       30,400,000.00  8,635,565.67     0.00  39,035,565.67

                                                                  Page 2 of 2

Exercise call option    : Mandatory
Call option code        : Earlier of
Fraction of coll. prin. : 0.1000
Yields are to Call

Financial Strategies          12/13/96 10:57:15 am         Prudential Securities
Group             IMPACT CMO/ABS Analytics - Price / Yield Tables   Incorporated
Deal ID/CUSIP UCFC6D                              Coupon                   7.323

Class          A7   CUR                           Accr  0.38649 1st Pmt 01/15/97
Collateral     100%WL   (Real)                    Factor            on    /  /
N/GWAC (Orig)         /         (11.192/11.692)   LIBOR-1M             5.60547
WAM    (Orig)            (21.470)                 Mat 12/15/26   Settle 12/20/96
CenterPrice    99-08   Inc     0.5            Table Yield        Roll@

Int.Scan   NC        NC        NC        NC        NC        NC        NC
Prepay     HEP 25.00 HEP 15.00 HEP 18.00 HEP 21.00 HEP 28.00 HEP 31.00 HEP 34.00
Price
-------    --------- --------- --------- --------- --------- --------- ---------
98-30+         7.571     7.536     7.545     7.556     7.582     7.594     7.607
98-31          7.568     7.534     7.543     7.553     7.579     7.590     7.603
98-31+         7.565     7.532     7.540     7.551     7.576     7.587     7.599
99-00          7.562     7.529     7.538     7.548     7.573     7.584     7.596
99-00+         7.560     7.527     7.536     7.546     7.570     7.581     7.592
99-01          7.557     7.525     7.534     7.543     7.567     7.577     7.589
99-01+         7.554     7.523     7.531     7.541     7.564     7.574     7.585
99-02          7.551     7.521     7.529     7.538     7.561     7.571     7.582
99-02+         7.548     7.519     7.527     7.536     7.558     7.568     7.578
99-03          7.546     7.517     7.525     7.534     7.555     7.564     7.575
99-03+         7.543     7.515     7.522     7.531     7.552     7.561     7.571
99-04          7.540     7.513     7.520     7.529     7.549     7.558     7.568
99-04+         7.537     7.511     7.518     7.526     7.546     7.555     7.564
99-05          7.535     7.509     7.516     7.524     7.543     7.551     7.561
99-05+         7.532     7.507     7.513     7.521     7.540     7.548     7.557
99-06          7.529     7.505     7.511     7.519     7.537     7.545     7.554
99-06+         7.526     7.503     7.509     7.516     7.534     7.542     7.550
99-07          7.523     7.501     7.507     7.514     7.531     7.538     7.547
99-07+         7.521     7.499     7.504     7.511     7.528     7.535     7.543
99-08          7.518     7.497     7.502     7.509     7.525     7.532     7.540
99-08+         7.515     7.494     7.500     7.506     7.522     7.529     7.536
99-09          7.512     7.492     7.498     7.504     7.519     7.525     7.533
99-09+         7.510     7.490     7.495     7.501     7.516     7.522     7.529
99-10          7.507     7.488     7.493     7.499     7.513     7.519     7.526
99-10+         7.504     7.486     7.491     7.496     7.510     7.516     7.522
99-11          7.501     7.484     7.489     7.494     7.507     7.512     7.519
99-11+         7.498     7.482     7.486     7.492     7.504     7.509     7.515
99-12          7.496     7.480     7.484     7.489     7.501     7.506     7.512
99-12+         7.493     7.478     7.482     7.487     7.498     7.503     7.508
99-13          7.490     7.476     7.480     7.484     7.495     7.499     7.505
99-13+         7.487     7.474     7.478     7.482     7.492     7.496     7.501
99-14          7.485     7.472     7.475     7.479     7.489     7.493     7.498
99-14+         7.482     7.470     7.473     7.477     7.486     7.490     7.494
99-15          7.479     7.468     7.471     7.474     7.483     7.487     7.491
99-15+         7.476     7.466     7.469     7.472     7.480     7.483     7.487
99-16          7.474     7.464     7.466     7.469     7.477     7.480     7.484
99-16+         7.471     7.462     7.464     7.467     7.474     7.477     7.480
99-17          7.468     7.460     7.462     7.464     7.471     7.474     7.477
99-17+         7.465     7.458     7.460     7.462     7.468     7.470     7.473

Avg. Life      7.653    11.819    10.319     8.986     6.903     6.236     5.653
Mod. Dur.      5.657     7.637     6.993     6.358     5.232     4.834     4.470
Mac. Dur.      5.870     7.924     7.256     6.597     5.429     5.016     4.638
1st Pmt.       7.653    11.819    10.319     8.986     6.903     6.236     5.653

Last Pmt.   08/15/04  10/15/08  04/15/07  12/15/05  11/15/03  03/15/03  08/15/02
BP/WAL-Tsy       125       108       111       117       130       134       138

Exercise call option    : Mandatory
Call option code        : Earlier of
Fraction of coll. prin. : 0.1000
Yields are to Call

Yield Curve:     3M     6M     1Y     2Y     3Y     5Y    10Y    30Y
 Settlement    4.96   5.19   5.47   5.81   5.95   6.13   6.39   6.63  12/12/96

                                   PRELIMINARY
                             BACKGROUND INFORMATION

                             UCFC LOAN TRUST 1996-D

                             APPROXIMATE CLASS SIZES

               [$98,900,000] Class A-1 FLOATING-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$55,700,000] Class A-2 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$49,100,000] Class A-3 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$30,400,000] Class A-4 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$34,600,000] Class A-5 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$39,000,000] Class A-6 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$17,300,000] Class A-7 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


               [$325,000,000] Class A-8 FLOATING-RATE CERTIFICATES
                              (non-SMMEA-eligible)


            HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 1996-D

The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC 1996-D transaction, and not by or as agent for UCFC Acceptance or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                               PRICING INFORMATION
                                   ----------
                          GROUP I FIXED-RATE COLLATERAL

Class:                     A-1             A-2             A-3             A-4             A-5              A-6             A-7

Approximate
Face Amount:       [98,900,000]    [55,700,000]    [49,100,000]    [30,400,000]    [34,600,000]     [39,000,000]     [17,300,000]

Coupon:        1M LIBOR +  8 Bps        6.381              6.541           6.776          6.918            7.180           7.323

Price:                 100-00           100-00             100-00          100-00         100-00           100-00          100-00

Yield:                  N/A             6.33               6.54            6.80           6.96             7.24            7.39

Spread:                 8               51                 60              71             80               95              107

Exp Avg Life
to Maturity:        [0.90] yrs       [2.00] yrs      [3.00] yrs      [4.02] yrs     [5.20] yrs       [7.46] yrs      [12.29] yrs

Exp Avg Life
to 10% call:        [0.90] yrs       [2.00] yrs      [3.00] yrs      [4.02] yrs     [5.20] yrs       [7.12] yrs       [7.65] yrs

Exp 1st Prin Pmt:   [01/15/97]       [07/15/98]     [06/15/99]      [07/15/00]      [06/15/01]       [12/15/02]       [08/15/04]***

Exp Mat:            [07/15/98]       [06/15/99]     [07/15/00]      [06/15/01]      [12/15/02]       [08/15/04]***    [08/15/04]***

Stated Mat:         [09/15/07]       [01/15/11]     [11/15/13]      [01/15/16]      [02/15/19]       [01/15/25]       [12/15/26]


Expected
Rating:            AAA/Aaa/AAA      AAA/Aaa/AAA   AAA/Aaa/AAA      AAA/Aaa/AAA     AAA/Aaa/AAA      AAA/Aaa/AAA      AAA/Aaa/AAA

Pricing Speed:         25% HEP          25% HEP       25% HEP          25% HEP         25% HEP          25% HEP          25% HEP

Pricing Date:          12/11/96         12/11/96      12/11/96         12/11/96        12/11/96         12/11/96         12/11/96

Investor
Settle Date:         [12/20/96]       [12/20/96]    [12/20/96]       [12/20/96]      [12/20/96]       [12/20/96]       [12/20/96]

Pmt Delay:              0 days          14 days       14 days          14 days         14 days          14 days          14 days

Cut-off Date:         12/01/96         12/01/96      12/01/96         12/01/96        12/01/96         12/01/96         12/01/96

Dated Date:          [12/19/96]        12/01/96      12/01/96         12/01/96        12/01/96         12/01/96         12/01/96

Int Pmt:            actual/360           30/360        30/360           30/360          30/360           30/360           30/360

Pmt Terms:             Monthly          Monthly       Monthly          Monthly         Monthly          Monthly          Monthly

1st Int. Pmt Date:    01/15/97         01/15/97      01/15/97         01/15/97        01/15/97         01/15/97         01/15/97

Collateral Type:    Fixed-Rate       Fixed-Rate    Fixed-Rate       Fixed-Rate      Fixed-Rate       Fixed-Rate       Fixed-Rate

SMMEA
Eligibility:         non-SMMEA        non-SMMEA     non-SMMEA        non-SMMEA       non-SMMEA        non-SMMEA        non-SMMEA

* The Coupon on the Class A-1 Certificates will equal the lesser of:
        1)  One Month LIBOR + [TBD] bps
        2)  Group I Net Funds Cap

Group I Net Funds Cap:          A rate equal to the weighted
                                average net coupon rate (i.e., the weighted average coupon rate less [0.64625]% for servicing fees, trustee fees and certificate insurer premiums) for the Group I fixed-rate collateral for such Distribution Date.

** Group I Coupon Step-Up:      If the Servicer does not
                                exercise its option to call the Group I
                                Certificates at the 10% cleanup call date, then the coupon on the Class A-7 Certificates shall be raised by 50 bps.

*** To 10% Group I Clean-Up Call.

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                   ----------
                        GROUP II FLOATING RATE COLLATERAL

Class:                       A-8

Approximate
Face Amount:                 [325,000,000]

Coupon:                      The least of:
                                  1) 1M LIBOR + [TBD] bps
                                  2) Group II Net Funds Cap (described below)
                             After the Cleanup Call, the least of:
                                  1) 1M LIBOR + 2 x [TBD] bps
                                  2) Group II Net Funds Cap

Price:                       100-00

Yield:                       Variable

Spread:                      n/a

Index:                       1 Month LIBOR

Disc. Margin:                22 bps

Life Cap:                    [14.75]%

Avg Life to Call:            [2.99] yrs

Avg Life to Maturity:        [3.29] yrs

Exp. 1st Prin Payment:       [01/15/97]

Exp Mat to Call:             [04/15/04]

Exp Mat:                     [11/15/26]

Stated Mat:                  [12/15/26]

Expected
Rating:                      AAA/Aaa/AAA

Pricing Spd:                 27% HEP

Pricing Date:                TBD

Investor
Settle Date:                [12/20/96]


Pymt Delay:                  0 days

Cut-off Date:                12/01/96

Dated Date:                 [12/19/96]

Int Pymt:                    actual/360

Pymt Terms:                  Monthly

1st Int. Pymt Date:          01/15/97

Collateral Type:             FLoating-Rate

Eligibility:                 non-SMMEA Eligible


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

Group II Net Funds Cap:

    Group II Adjusted Net Coupon:
          Net Coupon - fees ([14.625] bps) - surety carveout ([50] bps)*

    The Group II Net Funds Cap on each Distribution Date will be the lesser of:
          1) Weighted Average Gross Life Cap:    [ 15.892   ]%
             Less Surety carveout                [  0.500   ]% *
             Less Servicing                      [  0.500   ]%
             Less Fees                           [  0.14625 ]%
                                                ----------
                                                 [ 14.74575 ]%

          2) Weighted Average Adjusted Net Coupon on the Group II loans for such Distribution Date.

* Carveout not applicable for the first [12] bond payments.

Monthly Group II Net Funds Cap Summary:
(calculated on 30/360 basis)

Date:                         01/97     07/97      01/98     07/98      01/99

Adjusted Net Coupon:         [9.69]    [9.86]     [9.62]    [9.62]     [9.71]

Margin*:                     [3.87]    [4.04]     [3.80]    [3.80]     [3.89]


*(Assuming 1M LIBOR as of closing of [5.5977%] and a spread of [0.22%], 1M LIBOR would have to rise by the corresponding Margin to fully adjust to the Net Funds Cap under this scenario).


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities: UCFC Loan Trust 1996-D1, Home Equity Loan Pass-Through Certificates, Series 1996-D1, Class A-1, A-2, A-3, A-4, A-5, A-6, and A-7 (the "Group I
                         Certificates") UCFC Loan Trust 1996-D2, Home Equity Loan Pass-Through Certificates, Series 1996-D2, Class A-8 (the "Group II Certificates").

Depositor:               UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans
                         will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Trustee:                 Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:     Group I Fixed-Rate (non-SMMEA)         $ [325,000,000]
                         Group II Floating-Rate (non-SMMEA)     $ [325,000,000]

Securities Offered:      100% MBIA-guaranteed, pass-through certificates.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing.

Pricing Date:            TBD

Investor

Settlement Date:         [12/20/96]

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear
                         and CEDEL

Pass-Through Rate:       1-Month LIBOR + TBD bps on Class A-1 Certificates *
                         TBD     % on Class A-2 Certificates
                         TBD     % on Class A-3 Certificates
                         TBD     % on Class A-4 Certificates
                         TBD     % on Class A-5 Certificates
                         TBD     % on Class A-6 Certificates
                         TBD     % on Class A-7 Certificates
                         1-Month LIBOR + TBD bps on Class A-8 Certificates *

                         * Subject to the Net Funds Cap for their respective
                           Loan Group
Prepayment
Assumption:              For Class A-1 through A-7, 25% HEP (2.5% CPR in month 1
                         with monthly incremental increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

                         For Class A-8, 27% HEP (2.7% CPR in month 1 with monthly incremental increases of 2.7% CPR until the speed reaches 27% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

Principal Paydown:       All Group I principal pays Group I bonds sequentially.
                         All Group II principal is passed through to Class A-8.

Payment Date: The 15th day of each month (or, if any such date is not a business day, the first business day thereafter) commencing on January 15, 1997. The payment delay will be 0 days for the Class A-1 and Class A-8 Certificates and 14 days for the Class A-2, A-3, A-4, A-5, A-6 and A-7 Certificates.
Interest Accrual
Period: The initial interest accrual period on the Class A-1 and Class A-8 Certificates will be from December [19th] until January 14th. In future periods, interest on the Class A-1 and Class A-8 Certificates will accrue during the period commencing on the 15th day of the preceding month until the 14th day of the current month.

                         Interest on the Class A-2 through A-7 Certificates will accrue from the first day of the preceeding month until the 30th day of the preceeding month.
Optional
Cleanup Call: The Servicer may call the Certificates in a particular Loan Group on any Remittance Date when the then-outstanding collateral balance in that Loan Group is less than or equal to 10% of their original collateral balance.
Group I
Coupon Step-Up: If the Servicer does not exercise its option to call the Group I Certificates at the 10% cleanup call date, then the coupon on the Class A-7 Certificates shall be raised by 50 bps.
Group II
Coupon Step-Up: If the Servicer does not exercise its option to call the Group II Certificates at the 10% cleanup call date, then the coupon on the Class A-8 Certificates shall be raised to LIBOR + 2 x TBD bps subject to the Group II Net Funds Cap.


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

Pre-Funding Account:     On the closing date, approximately [$78,087,337] and
                         [$69,790,743] will be deposited in pre-funding accounts for the purchase of additional fixed- and floating-rate mortgage loans, respectively. From the closing date until February 15, 1997, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts.
                         Funds remaining in either of the pre-funding accounts that total less than $100,000 after this period will be distributed to investors in the related Class A-1 and Class A-8 Certificates as prepayments on February 15,
                         1997. If the funds remaining in either of the pre-funding accounts total greater than $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the related Class
                         A-1 through A-7 Certificates in the case of the fixed-rate prefunding account and to the investors in the Class A-8 Certificates in the case of the floating-rate prefunding account as a prepayment on February 15, 1997. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus
                         Supplement.

Certificate Insurer:     MBIA Insurance Corporation ("MBIA"). MBIA's
                         claims-paying ability is rated "AAA" by Standard &
                         Poor's, "Aaa" by Moody's Investors Service and "AAA" by
                         Fitch Investors Service, Inc.


Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Reserve Account: A Reserve account will be available to cover losses prior to any draw on the Certificate Insurance Policy. The initial deposit and maintenance levels of the reserve account will be sized by the surety provider.

Servicing Fee:           50 basis points per annum.

ERISA Considerations: It is believed that the Certificates will be ERISA eligible after the pre-funding period. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

Taxation:                REMIC.

Legal Investment:        None of the Certificates will be SMMEA-eligible.

Certificates Ratings:    "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch for
                         the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8
                         Certificates.


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

 CURRENT BALANCE: $98,900,000.00                          DATED DATE: 12/19/96
  CURRENT COUPON:  5.678%                 ucfc6d       FIRST PAYMENT: 01/15/97
          FACTOR: 1.0000000000                         TOTAL CLASSES: 7
ORIGINAL BALANCE: $98,900,000.00                    YIELD TABLE DATE: 12/20/96

                     BOND A1 DISCOUNT MARGIN ACT/360 TABLE

                        ASSUMED CONSTANT LIBOR-1M 5.5977

           PRICING SPEED
                   25.0%      15.00%      18.00%      21.00%      25.00%      28.00%      31.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP         HEP


     99-28+       20.393      16.826      17.976      19.055      20.393      21.333      22.216      23.059
     99-29        18.620      15.564      16.549      17.474      18.620      19.426      20.183      20.905
     99-29+       16.848      14.301      15.123      15.893      16.848      17.519      18.150      18.752
     99-30        15.076      13.040      13.696      14.312      15.076      15.613      16.118      16.599
     99-30+       13.305      11.778      12.270      12.732      13.305      13.707      14.085      14.446
     99-31        11.534      10.517      10.845      11.152      11.534      11.802      12.054      12.294
     99-31+        9.763       9.256       9.419       9.573       9.763       9.897      10.023      10.142
    100-00         7.993       7.995       7.994       7.993       7.993       7.992       7.992       7.991
    100-00+        6.223       6.734       6.569       6.415       6.223       6.088       5.961       5.840
    100-01         4.453       5.474       5.145       4.836       4.453       4.184       3.931       3.690
    100-01+        2.684       4.214       3.721       3.258       2.684       2.281       1.901       1.540

First Payment      0.069       0.069       0.069       0.069       0.069       0.069       0.069       0.069
Average Life       0.900       1.282       1.127       1.013       0.900       0.835       0.781       0.736
Last Payment       1.569       2.403       2.069       1.819       1.569       1.403       1.319       1.236


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates


 CURRENT BALANCE: $55,700,000.00                           DATED DATE: 12/01/96
          COUPON:  6.381%               ucfc6d          FIRST PAYMENT: 01/15/97
          FACTOR: 1.0000000000                          TOTAL CLASSES: 7
ORIGINAL BALANCE: $55,700,000.00                     YIELD TABLE DATE: 12/20/96

                           BOND A2 PRICE-YIELD TABLE

                                PREPAYMENT SPEED

           PRICING SPEED
                   25.0%      15.00%      18.00%      21.00%      25.00%      28.00%      31.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.467       6.467       6.467       6.467       6.467       6.467       6.468       6.468
     99-24+        6.459       6.461       6.461       6.460       6.459       6.458       6.457       6.457
     99-25         6.450       6.456       6.454       6.452       6.450       6.449       6.447       6.446
     99-25+        6.442       6.450       6.447       6.445       6.442       6.439       6.437       6.435
     99-26         6.433       6.444       6.441       6.437       6.433       6.430       6.427       6.424
     99-26+        6.424       6.438       6.434       6.430       6.424       6.420       6.416       6.412

     99-27         6.416       6.433       6.428       6.423       6.416       6.411       6.406       6.401
     99-27+        6.407       6.427       6.421       6.415       6.407       6.402       6.396       6.390

     99-28         6.399       6.421       6.414       6.408       6.399       6.392       6.386       6.379
     99-28+        6.390       6.415       6.408       6.400       6.390       6.383       6.376       6.368
     99-29         6.382       6.410       6.401       6.393       6.382       6.373       6.365       6.357
     99-29+        6.373       6.404       6.395       6.385       6.373       6.364       6.355       6.346
     99-30         6.365       6.398       6.388       6.378       6.365       6.355       6.345       6.335
     99-30+        6.356       6.393       6.381       6.370       6.356       6.345       6.335       6.324
     99-31         6.347       6.387       6.375       6.363       6.347       6.336       6.325       6.313
     99-31+        6.339       6.381       6.368       6.356       6.339       6.327       6.314       6.302

    100-00         6.330       6.375       6.362       6.348       6.330       6.317       6.304       6.291
    100-00+        6.322       6.370       6.355       6.341       6.322       6.308       6.294       6.280
    100-01         6.313       6.364       6.349       6.333       6.313       6.298       6.284       6.270
    100-01+        6.305       6.358       6.342       6.326       6.305       6.289       6.274       6.259
    100-02         6.296       6.353       6.335       6.318       6.296       6.280       6.263       6.248
    100-02+        6.288       6.347       6.329       6.311       6.288       6.270       6.253       6.237
    100-03         6.279       6.341       6.322       6.304       6.279       6.261       6.243       6.226
    100-03+        6.271       6.335       6.316       6.296       6.271       6.252       6.233       6.215

    100-04         6.262       6.330       6.309       6.289       6.262       6.242       6.223       6.204
    100-04+        6.254       6.324       6.303       6.281       6.254       6.233       6.213       6.193
    100-05         6.245       6.318       6.296       6.274       6.245       6.224       6.202       6.182
    100-05+        6.236       6.313       6.289       6.267       6.236       6.214       6.192       6.171
    100-06         6.228       6.307       6.283       6.259       6.228       6.205       6.182       6.160
    100-06+        6.219       6.301       6.276       6.252       6.219       6.196       6.172       6.149
    100-07         6.211       6.295       6.270       6.244       6.211       6.186       6.162       6.138
    100-07+        6.202       6.290       6.263       6.237       6.202       6.177       6.152       6.127

First Payment      1.569       2.403       2.069       1.819       1.569       1.403       1.319       1.236
Average Life       2.000       3.096       2.654       2.326       2.000       1.813       1.660       1.532
Last Payment       2.486       3.903       3.319       2.903       2.486       2.236       2.069       1.903

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

 CURRENT BALANCE: $49,100,000.00                            DATED DATE: 12/01/96
          COUPON:  6.541%             ucfc6d             FIRST PAYMENT: 01/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 7
ORIGINAL BALANCE: $49,100,000.00                      YIELD TABLE DATE: 12/20/96

                           BOND A3 PRICE-YIELD TABLE


                                PREPAYMENT SPEED

           PRICING SPEED
                   25.0%      15.00%      18.00%      21.00%      25.00%      28.00%      31.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.629       6.630       6.629       6.629       6.629       6.629       6.629       6.629
     99-24+        6.623       6.626       6.625       6.624       6.623       6.622       6.622       6.621
     99-25         6.617       6.622       6.620       6.619       6.617       6.616       6.614       6.613
     99-25+        6.611       6.618       6.616       6.614       6.611       6.609       6.607       6.605
     99-26         6.605       6.614       6.611       6.609       6.605       6.603       6.600       6.598
     99-26+        6.600       6.610       6.607       6.604       6.600       6.596       6.593       6.590
     99-27         6.594       6.606       6.602       6.599       6.594       6.590       6.586       6.582
     99-27+        6.588       6.602       6.598       6.593       6.588       6.583       6.579       6.575

     99-28         6.582       6.598       6.593       6.588       6.582       6.577       6.572       6.567
     99-28+        6.576       6.594       6.589       6.583       6.576       6.570       6.565       6.559
     99-29         6.570       6.590       6.584       6.578       6.570       6.564       6.558       6.551
     99-29+        6.564       6.586       6.580       6.573       6.564       6.557       6.551       6.544
     99-30         6.558       6.582       6.575       6.568       6.558       6.551       6.543       6.536
     99-30+        6.552       6.578       6.571       6.563       6.552       6.544       6.536       6.528
     99-31         6.546       6.574       6.566       6.558       6.546       6.538       6.529       6.521
     99-31+        6.540       6.570       6.562       6.553       6.540       6.531       6.522       6.513

    100-00         6.535       6.566       6.557       6.547       6.535       6.525       6.515       6.505
    100-00+        6.529       6.562       6.553       6.542       6.529       6.518       6.508       6.498
    100-01         6.523       6.559       6.548       6.537       6.523       6.512       6.501       6.490
    100-01+        6.517       6.555       6.543       6.532       6.517       6.505       6.494       6.482
    100-02         6.511       6.551       6.539       6.527       6.511       6.499       6.487       6.474
    100-02+        6.505       6.547       6.534       6.522       6.505       6.492       6.480       6.467
    100-03         6.499       6.543       6.530       6.517       6.499       6.486       6.473       6.459
    100-03+        6.493       6.539       6.525       6.512       6.493       6.479       6.465       6.451

    100-04         6.487       6.535       6.521       6.507       6.487       6.473       6.458       6.444
    100-04+        6.482       6.531       6.516       6.502       6.482       6.466       6.451       6.436
    100-05         6.476       6.527       6.512       6.496       6.476       6.460       6.444       6.428
    100-05+        6.470       6.523       6.507       6.491       6.470       6.454       6.437       6.421
    100-06         6.464       6.519       6.503       6.486       6.464       6.447       6.430       6.413
    100-06+        6.458       6.515       6.498       6.481       6.458       6.441       6.423       6.405
    100-07         6.452       6.511       6.494       6.476       6.452       6.434       6.416       6.398
    100-07+        6.446       6.507       6.489       6.471       6.446       6.428       6.409       6.390

First Payment      2.486       3.903       3.319       2.903       2.486       2.236       2.069       1.903
Average Life       3.001       4.739       4.045       3.523       3.001       2.698       2.451       2.243
Last Payment       3.569       5.653       4.819       4.236       3.569       3.236       2.903       2.653


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

 CURRENT BALANCE: $30,400,000.00                          DATED DATE: 12/01/96
          COUPON:  6.776%              ucfc6d          FIRST PAYMENT: 01/15/97
          FACTOR: 1.0000000000                         TOTAL CLASSES: 7
ORIGINAL BALANCE: $30,400,000.00                    YIELD TABLE DATE: 12/20/96

                           BOND A4 PRICE-YIELD TABLE

                                PREPAYMENT SPEED

           PRICING SPEED
                   25.0%      15.00%      18.00%      21.00%      25.00%      28.00%      31.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.868       6.870       6.869       6.869       6.868       6.868       6.868       6.867
     99-24+        6.864       6.867       6.866       6.865       6.864       6.863       6.862       6.861
     99-25         6.859       6.863       6.862       6.861       6.859       6.858       6.857       6.855
     99-25+        6.855       6.860       6.859       6.857       6.855       6.853       6.851       6.849
     99-26         6.850       6.857       6.855       6.853       6.850       6.848       6.845       6.843
     99-26+        6.845       6.854       6.852       6.849       6.845       6.843       6.840       6.837
     99-27         6.841       6.851       6.848       6.845       6.841       6.838       6.834       6.831
     99-27+        6.836       6.848       6.845       6.841       6.836       6.833       6.829       6.825

     99-28         6.832       6.845       6.841       6.837       6.832       6.828       6.823       6.819
     99-28+        6.827       6.842       6.837       6.833       6.827       6.823       6.818       6.813
     99-29         6.823       6.839       6.834       6.829       6.823       6.818       6.812       6.807
     99-29+        6.818       6.835       6.830       6.825       6.818       6.813       6.807       6.801
     99-30         6.813       6.832       6.827       6.821       6.813       6.807       6.801       6.795
     99-30+        6.809       6.829       6.823       6.817       6.809       6.802       6.796       6.789
     99-31         6.804       6.826       6.820       6.813       6.804       6.797       6.790       6.783
     99-31+        6.800       6.823       6.816       6.809       6.800       6.792       6.785       6.777

    100-00         6.795       6.820       6.813       6.805       6.795       6.787       6.779       6.771
    100-00+        6.791       6.817       6.809       6.801       6.791       6.782       6.774       6.765
    100-01         6.786       6.814       6.806       6.797       6.786       6.777       6.768       6.759
    100-01+        6.781       6.811       6.802       6.793       6.781       6.772       6.763       6.753
    100-02         6.777       6.807       6.799       6.789       6.777       6.767       6.757       6.748
    100-02+        6.772       6.804       6.795       6.785       6.772       6.762       6.752       6.742
    100-03         6.768       6.801       6.792       6.782       6.768       6.757       6.746       6.736
    100-03+        6.763       6.798       6.788       6.778       6.763       6.752       6.741       6.730

    100-04         6.759       6.795       6.785       6.774       6.759       6.747       6.736       6.724
    100-04+        6.754       6.792       6.781       6.770       6.754       6.742       6.730       6.718
    100-05         6.750       6.789       6.777       6.766       6.750       6.737       6.725       6.712
    100-05+        6.745       6.786       6.774       6.762       6.745       6.732       6.719       6.706

    100-06         6.740       6.783       6.770       6.758       6.740       6.727       6.714       6.700
    100-06+        6.736       6.780       6.767       6.754       6.736       6.722       6.708       6.694
    100-07         6.731       6.776       6.763       6.750       6.731       6.717       6.703       6.688
    100-07+        6.727       6.773       6.760       6.746       6.727       6.712       6.697       6.682

First Payment      3.569       5.653       4.819       4.236       3.569       3.236       2.903       2.653
Average Life       4.019       6.371       5.444       4.735       4.019       3.601       3.257       2.969
Last Payment       4.486       7.153       6.069       5.319       4.486       4.069       3.653       3.319


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

 CURRENT BALANCE: $34,600,000.00                         DATED DATE: 12/01/96
          COUPON:  6.918%            ucfc6d           FIRST PAYMENT: 01/15/97
          FACTOR: 1.0000000000                        TOTAL CLASSES: 7
ORIGINAL BALANCE: $34,600,000.00                   YIELD TABLE DATE: 12/20/96

                           BOND A5 PRICE-YIELD TABLE

                                PREPAYMENT SPEED

           PRICING SPEED
                   25.0%      15.00%      18.00%      21.00%      25.00%      28.00%      31.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         7.014       7.015       7.015       7.014       7.014       7.013       7.013       7.013
     99-24+        7.010       7.013       7.012       7.011       7.010       7.009       7.009       7.008
     99-25         7.007       7.010       7.009       7.008       7.007       7.005       7.004       7.003
     99-25+        7.003       7.008       7.006       7.005       7.003       7.001       7.000       6.998
     99-26         6.999       7.005       7.003       7.002       6.999       6.997       6.995       6.993
     99-26+        6.995       7.002       7.000       6.998       6.995       6.993       6.991       6.989
     99-27         6.992       7.000       6.998       6.995       6.992       6.989       6.986       6.984
     99-27+        6.988       6.997       6.995       6.992       6.988       6.985       6.982       6.979

     99-28         6.984       6.995       6.992       6.989       6.984       6.981       6.978       6.974
     99-28+        6.981       6.992       6.989       6.985       6.981       6.977       6.973       6.969
     99-29         6.977       6.990       6.986       6.982       6.977       6.973       6.969       6.965
     99-29+        6.973       6.987       6.983       6.979       6.973       6.969       6.964       6.960
     99-30         6.970       6.984       6.980       6.976       6.970       6.965       6.960       6.955
     99-30+        6.966       6.982       6.977       6.973       6.966       6.961       6.956       6.950
     99-31         6.962       6.979       6.974       6.969       6.962       6.957       6.951       6.945

     99-31+        6.959       6.977       6.972       6.966       6.959       6.953       6.947       6.941

    100-00         6.955       6.974       6.969       6.963       6.955       6.949       6.942       6.936
    100-00+        6.951       6.971       6.966       6.960       6.951       6.945       6.938       6.931
    100-01         6.948       6.969       6.963       6.956       6.948       6.941       6.933       6.926
    100-01+        6.944       6.966       6.960       6.953       6.944       6.937       6.929       6.921
    100-02         6.940       6.964       6.957       6.950       6.940       6.933       6.925       6.917
    100-02+        6.936       6.961       6.954       6.947       6.936       6.928       6.920       6.912
    100-03         6.933       6.959       6.951       6.944       6.933       6.924       6.916       6.907
    100-03+        6.929       6.956       6.948       6.940       6.929       6.920       6.911       6.902

    100-04         6.925       6.954       6.946       6.937       6.925       6.916       6.907       6.897
    100-04+        6.922       6.951       6.943       6.934       6.922       6.912       6.903       6.893
    100-05         6.918       6.948       6.940       6.931       6.918       6.908       6.898       6.888
    100-05+        6.914       6.946       6.937       6.927       6.914       6.904       6.894       6.883
    100-06         6.911       6.943       6.934       6.924       6.911       6.900       6.889       6.878
    100-06+        6.907       6.941       6.931       6.921       6.907       6.896       6.885       6.873
    100-07         6.903       6.938       6.928       6.918       6.903       6.892       6.881       6.869
    100-07+        6.900       6.936       6.925       6.915       6.900       6.888       6.876       6.864

First Payment      4.486       7.153       6.069       5.319       4.486       4.069       3.653       3.319
Average Life       5.197       8.189       7.033       6.127       5.197       4.651       4.197       3.816
Last Payment       5.986       9.403       8.069       7.069       5.986       5.403       4.819       4.403

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

 CURRENT BALANCE: $39,000,000.00                         DATED DATE: 12/01/96
          COUPON:  7.180%             ucfc6d          FIRST PAYMENT: 01/15/97
          FACTOR: 1.0000000000                        TOTAL CLASSES: 7
ORIGINAL BALANCE: $39,000,000.00                   YIELD TABLE DATE: 12/20/96

                           BOND A6 PRICE-YIELD TABLE

                   ***************** TO CALL *****************

                                PREPAYMENT SPEED

           PRICING SPEED
                   25.0%      15.00%      18.00%      21.00%      25.00%      28.00%      31.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP         HEP


     99-24         7.283       7.284       7.284       7.283       7.283       7.282       7.282       7.281
     99-24+        7.280       7.282       7.282       7.281       7.280       7.279       7.278       7.278
     99-25         7.277       7.280       7.279       7.278       7.277       7.276       7.275       7.274
     99-25+        7.274       7.278       7.277       7.276       7.274       7.273       7.272       7.270
     99-26         7.271       7.276       7.275       7.273       7.271       7.270       7.268       7.266
     99-26+        7.268       7.274       7.272       7.271       7.268       7.267       7.265       7.263
     99-27         7.265       7.272       7.270       7.268       7.265       7.263       7.261       7.259
     99-27+        7.263       7.269       7.268       7.265       7.263       7.260       7.258       7.255

     99-28         7.260       7.267       7.265       7.263       7.260       7.257       7.254       7.252
     99-28+        7.257       7.265       7.263       7.260       7.257       7.254       7.251       7.248
     99-29         7.254       7.263       7.261       7.258       7.254       7.251       7.248       7.244
     99-29+        7.251       7.261       7.258       7.255       7.251       7.248       7.244       7.241
     99-30         7.248       7.259       7.256       7.253       7.248       7.245       7.241       7.237
     99-30+        7.245       7.257       7.254       7.250       7.245       7.241       7.237       7.233
     99-31         7.242       7.255       7.251       7.248       7.242       7.238       7.234       7.230
     99-31+        7.239       7.253       7.249       7.245       7.239       7.235       7.231       7.226

    100-00         7.237       7.250       7.247       7.242       7.237       7.232       7.227       7.222
    100-00+        7.234       7.248       7.244       7.240       7.234       7.229       7.224       7.218
    100-01         7.231       7.246       7.242       7.237       7.231       7.226       7.220       7.215
    100-01+        7.228       7.244       7.240       7.235       7.228       7.223       7.217       7.211
    100-02         7.225       7.242       7.237       7.232       7.225       7.219       7.214       7.207
    100-02+        7.222       7.240       7.235       7.230       7.222       7.216       7.210       7.204
    100-03         7.219       7.238       7.233       7.227       7.219       7.213       7.207       7.200
    100-03+        7.216       7.236       7.230       7.224       7.216       7.210       7.203       7.196

    100-04         7.213       7.234       7.228       7.222       7.213       7.207       7.200       7.193
    100-04+        7.211       7.231       7.226       7.219       7.211       7.204       7.197       7.189
    100-05         7.208       7.229       7.223       7.217       7.208       7.201       7.193       7.185
    100-05+        7.205       7.227       7.221       7.214       7.205       7.197       7.190       7.182
    100-06         7.202       7.225       7.219       7.212       7.202       7.194       7.186       7.178
    100-06+        7.199       7.223       7.216       7.209       7.199       7.191       7.183       7.174
    100-07         7.196       7.221       7.214       7.207       7.196       7.188       7.180       7.171
    100-07+        7.193       7.219       7.212       7.204       7.193       7.185       7.176       7.167

First Payment      5.986       9.403       8.069       7.069       5.986       5.403       4.819       4.403
Average Life       7.119      11.040       9.580       8.366       7.119       6.392       5.768       5.233
Last Payment       7.653      11.819      10.319       8.986       7.653       6.903       6.236       5.653


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates


 CURRENT BALANCE: $17,300,000.00                            DATED DATE: 12/01/96
          COUPON:  7.323%             ucfc6d             FIRST PAYMENT: 01/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 7
ORIGINAL BALANCE: $17,300,000.00                      YIELD TABLE DATE: 12/20/96

                           BOND A7 PRICE-YIELD TABLE

                  ******************* TO CALL *****************

                                PREPAYMENT SPEED

           PRICING SPEED
                   25.0%      15.00%      18.00%      21.00%      25.00%      28.00%      31.00%      34.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         7.429       7.431       7.431       7.430       7.429       7.429       7.428       7.428
     99-24+        7.427       7.429       7.428       7.428       7.427       7.426       7.425       7.424
     99-25         7.424       7.427       7.426       7.425       7.424       7.423       7.422       7.421
     99-25+        7.421       7.425       7.424       7.423       7.421       7.420       7.419       7.417
     99-26         7.418       7.423       7.422       7.420       7.418       7.417       7.416       7.414
     99-26+        7.416       7.421       7.420       7.418       7.416       7.414       7.412       7.410
     99-27         7.413       7.419       7.417       7.415       7.413       7.411       7.409       7.407
     99-27+        7.410       7.417       7.415       7.413       7.410       7.408       7.406       7.403

     99-28         7.407       7.415       7.413       7.411       7.407       7.405       7.403       7.400
     99-28+        7.405       7.413       7.411       7.408       7.405       7.402       7.399       7.396
     99-29         7.402       7.411       7.408       7.406       7.402       7.399       7.396       7.393
     99-29+        7.399       7.409       7.406       7.403       7.399       7.396       7.393       7.389
     99-30         7.396       7.407       7.404       7.401       7.396       7.393       7.390       7.386
     99-30+        7.394       7.405       7.402       7.398       7.394       7.390       7.387       7.383
     99-31         7.391       7.403       7.399       7.396       7.391       7.387       7.383       7.379
     99-31+        7.388       7.401       7.397       7.393       7.388       7.384       7.380       7.376

    100-00         7.385       7.398       7.395       7.391       7.385       7.381       7.377       7.372
    100-00+        7.383       7.396       7.393       7.389       7.383       7.378       7.374       7.369
    100-01         7.380       7.394       7.391       7.386       7.380       7.375       7.370       7.365
    100-01+        7.377       7.392       7.388       7.384       7.377       7.372       7.367       7.362
    100-02         7.374       7.390       7.386       7.381       7.374       7.370       7.364       7.358
    100-02+        7.372       7.388       7.384       7.379       7.372       7.367       7.361       7.355
    100-03         7.369       7.386       7.382       7.376       7.369       7.364       7.358       7.351
    100-03+        7.366       7.384       7.380       7.374       7.366       7.361       7.354       7.348

    100-04         7.364       7.382       7.377       7.371       7.364       7.358       7.351       7.344
    100-04+        7.361       7.380       7.375       7.369       7.361       7.355       7.348       7.341
    100-05         7.358       7.378       7.373       7.367       7.358       7.352       7.345       7.337
    100-05+        7.355       7.376       7.371       7.364       7.355       7.349       7.342       7.334
    100-06         7.353       7.374       7.368       7.362       7.353       7.346       7.338       7.330
    100-06+        7.350       7.372       7.366       7.359       7.350       7.343       7.335       7.327
    100-07         7.347       7.370       7.364       7.357       7.347       7.340       7.332       7.324
    100-07+        7.344       7.368       7.362       7.354       7.344       7.337       7.329       7.320

First Payment      7.653      11.819      10.319       8.986       7.653       6.903       6.236       5.653

Average Life       7.653      11.819      10.319       8.986       7.653       6.903       6.236       5.653
Last Payment       7.653      11.819      10.319       8.986       7.653       6.903       6.236       5.653


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

 CURRENT BALANCE: $325,000,000.00                           DATED DATE: 12/19/96
  CURRENT COUPON:  0.000%                ucfc6d          FIRST PAYMENT: 01/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 3
ORIGINAL BALANCE: $325,000,000.00                     YIELD TABLE DATE: 12/20/96

                     BOND A8 DISCOUNT MARGIN ACT/360 TABLE

                   ***************** TO CALL *****************

                        ASSUMED CONSTANT LIBOR-1M 5.5977

           PRICING SPEED
                   27.0%      15.00%      18.00%      22.00%      27.00%      32.00%      34.00%      36.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24        31.434      27.778      28.655      29.855      31.434      33.068      33.747      34.421
     99-24+       30.843      27.416      28.238      29.363      30.843      32.374      33.011      33.643
     99-25        30.252      27.054      27.822      28.871      30.252      31.681      32.276      32.865
     99-25+       29.661      26.693      27.405      28.380      29.661      30.988      31.540      32.087
     99-26        29.071      26.331      26.988      27.888      29.071      30.296      30.805      31.310
     99-26+       28.481      25.969      26.572      27.396      28.481      29.603      30.070      30.533
     99-27        27.891      25.608      26.156      26.905      27.891      28.911      29.335      29.756
     99-27+       27.301      25.246      25.739      26.414      27.301      28.219      28.600      28.979

     99-28        26.711      24.885      25.323      25.922      26.711      27.527      27.866      28.202
     99-28+       26.121      24.524      24.907      25.431      26.121      26.835      27.132      27.426
     99-29        25.531      24.163      24.491      24.941      25.531      26.143      26.398      26.650
     99-29+       24.942      23.802      24.075      24.450      24.942      25.452      25.664      25.874
     99-30        24.353      23.441      23.660      23.959      24.353      24.760      24.930      25.098
     99-30+       23.764      23.080      23.244      23.469      23.764      24.069      24.196      24.322
     99-31        23.175      22.720      22.829      22.978      23.175      23.378      23.463      23.547
     99-31+       22.586      22.359      22.413      22.488      22.586      22.688      22.730      22.772

    100-00        21.997      21.998      21.998      21.998      21.997      21.997      21.997      21.997
    100-00+       21.409      21.638      21.583      21.508      21.409      21.307      21.264      21.222

    100-01        20.821      21.278      21.168      21.018      20.821      20.616      20.531      20.447
    100-01+       20.233      20.918      20.753      20.528      20.233      19.926      19.799      19.673
    100-02        19.645      20.557      20.338      20.039      19.645      19.237      19.067      18.899
    100-02+       19.057      20.197      19.924      19.549      19.057      18.547      18.335      18.125
    100-03        18.469      19.837      19.509      19.060      18.469      17.857      17.603      17.351
    100-03+       17.881      19.478      19.095      18.571      17.881      17.168      16.871      16.577

    100-04        17.294      19.118      18.680      18.082      17.294      16.479      16.140      15.804
    100-04+       16.707      18.758      18.266      17.593      16.707      15.790      15.408      15.030
    100-05        16.120      18.399      17.852      17.104      16.120      15.101      14.677      14.257
    100-05+       15.533      18.039      17.438      16.615      15.533      14.412      13.946      13.485
    100-06        14.946      17.680      17.024      16.127      14.946      13.724      13.216      12.712
    100-06+       14.359      17.321      16.610      15.638      14.359      13.036      12.485      11.940
    100-07        13.773      16.962      16.197      15.150      13.773      12.348      11.755      11.167
    100-07+       13.187      16.603      15.783      14.662      13.187      11.660      11.025      10.395

First Payment      0.069       0.069       0.069       0.069       0.069       0.069       0.069       0.069
Average Life       2.996       5.416       4.536       3.713       2.996       2.498       2.337       2.197
Last Payment       7.319      13.319      11.153       9.153       7.319       6.069       5.653       5.319


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

--------------------------------------------------------------------------------
     -  UCFC6D
     -  Cut Off Date of Tape is  12/1/96
     -  GROUP I - Fixed Rate Collateral
     -     $246,919,662.76
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   5,094

Aggregate Unpaid Principal Balance:               $246,919,662.76
Aggregate Original Principal Balance:             $247,291,843.72

Weighted Average Gross Coupon:                            11.695%
Gross Coupon Range:                             8.250% -  16.000%

Average Unpaid Principal Balance:                      $48,472.65
Average Original Principal Balance:                    $48,545.71

Maximum Unpaid Principal Balance:                     $500,000.00
Minimum Unpaid Principal Balance:                       $4,318.44


Maximum Original Principal Balance:                   $500,000.00
Minimum Original Principal Balance:                     $4,500.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         253.291
Stated Rem Term Range:                          48.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        259.852
Amortized Rem Term Range:                       47.999 -  360.074

Weighted Average Age (First Pay thru Last Pay):             0.903
Age Range:                                       0.000 -  122.000

Weighted Average Original Term:                           254.193
Original Term Range:                            48.000 -  360.000

Weighted Average Combined LTV:                             79.455
Combined LTV Range:                             7.400% - 100.000%
--------------------------------------------------------------------------------

                                  GROSS COUPON
--------------------------------------------------------------------------------
                                                      Total
             Gross                 #       %         Current
             Coupon               Loan   Pool        Balance

 8.00% < Gross Coupon <=  8.25%      1    .02        $55,278.53
 8.25% < Gross Coupon <=  8.50%      3    .05       $117,432.50
 8.75% < Gross Coupon <=  9.00%      5    .19       $461,761.97
 9.00% < Gross Coupon <=  9.25%     15    .36       $887,258.26
 9.25% < Gross Coupon <=  9.50%     14    .34       $845,559.09
 9.50% < Gross Coupon <=  9.75%     84   1.36     $3,345,830.94
 9.75% < Gross Coupon <= 10.00%     73   1.62     $4,009,447.29
10.00% < Gross Coupon <= 10.25%    156   3.29     $8,118,060.91
10.25% < Gross Coupon <= 10.50%    210   4.49    $11,094,031.28
10.50% < Gross Coupon <= 10.75%    249   6.23    $15,380,324.94
10.75% < Gross Coupon <= 11.00%    456  10.03    $24,758,073.40
11.00% < Gross Coupon <= 11.25%    379   8.82    $21,774,133.03
11.25% < Gross Coupon <= 11.50%    349   8.37    $20,670,949.14
11.50% < Gross Coupon <= 11.75%    507  11.09    $27,388,754.30
11.75% < Gross Coupon <= 12.00%    668  11.83    $29,220,419.87
12.00% < Gross Coupon <= 12.25%    324   6.02    $14,868,210.25
12.25% < Gross Coupon <= 12.50%    375   7.80    $19,254,037.07
12.50% < Gross Coupon <= 12.75%    289   4.86    $12,003,976.05
12.75% < Gross Coupon <= 13.00%    404   5.19    $12,817,207.72
13.00% < Gross Coupon <= 13.25%    152   2.48     $6,127,263.01
13.25% < Gross Coupon <= 13.50%    162   2.42     $5,985,670.57
13.50% < Gross Coupon <= 13.75%     40    .70     $1,739,483.06
13.75% < Gross Coupon <= 14.00%    103   1.50     $3,707,253.51
14.00% < Gross Coupon <= 14.25%     30    .42     $1,038,712.15
14.25% < Gross Coupon <= 14.50%     22    .27       $672,811.72
14.50% < Gross Coupon <= 14.75%      5    .09       $214,200.00
14.75% < Gross Coupon <= 15.00%      9    .10       $243,187.96
15.25% < Gross Coupon <= 15.50%      2    .01        $27,192.85
15.75% < Gross Coupon <= 16.00%      8    .04        $93,141.39

------------------------------------------------------------------
Total.....                       5,094 100.00   $246,919,662.76
==================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                ORIGINAL MATURITY
--------------------------------------------------------------------------------


                                                      Total
            Original                #      %         Current
            Maturity              Loan   Pool        Balance

40  < Original Maturity <=  50       3    .02       $44,500.00
50  < Original Maturity <=  60      86    .71    $1,749,671.07
70  < Original Maturity <=  80       7    .06      $137,982.37
80  < Original Maturity <=  90      39    .36      $888,866.67
90  < Original Maturity <=  100     13    .08      $206,246.21
100 < Original Maturity <=  110      3    .02       $41,621.22
110 < Original Maturity <=  120    558   5.91   $14,599,897.91
130 < Original Maturity <=  140      2    .03       $64,701.17
140 < Original Maturity <=  150     38    .50    $1,240,222.87
150 < Original Maturity <=  160      1    .01       $29,975.15
170 < Original Maturity <=  180  2,308  37.38   $92,302,147.62
190 < Original Maturity <=  200      1    .02       $48,408.27
210 < Original Maturity <=  220      1    .01       $24,771.40
230 < Original Maturity <=  240    733  15.74   $38,858,868.39
260 < Original Maturity <=  270      1    .04      $103,463.95
290 < Original Maturity <=  300     50    .98    $2,422,728.28
350 < Original Maturity <=  360  1,250  38.13   $94,155,590.21
--------------------------------------------------------------------------------
Total.....                       5,094 100.00  $246,919,662.76
================================================================================

                                 REMAINING TERM
--------------------------------------------------------------------------------

                                                      Total
                                    #      %         Current
         Remaining Term           Loan   Pool        Balance

 36 < Rem Term <=  48                3    .02       $44,500.00
 48 < Rem Term <=  60               89    .73    $1,796,176.57

 60 < Rem Term <=  72                8    .06      $138,503.79
 72 < Rem Term <=  84               40    .37      $905,200.62
 84 < Rem Term <=  96               16    .12      $292,524.63
 96 < Rem Term <= 108                6    .03       $72,945.61
108 < Rem Term <= 120              550   5.87   $14,490,949.20
120 < Rem Term <= 132                4    .05      $119,447.72
132 < Rem Term <= 144               41    .53    $1,317,341.10
144 < Rem Term <= 156                8    .16      $403,325.83
156 < Rem Term <= 168               13    .24      $587,701.23
168 < Rem Term <= 180            2,285  36.96   $91,262,204.79
180 < Rem Term <= 192                1    .02       $48,408.27
192 < Rem Term <= 204                1    .02       $37,365.57
204 < Rem Term <= 216                1    .01       $29,784.32
216 < Rem Term <= 228                2    .03       $85,098.83
228 < Rem Term <= 240              725  15.64   $38,606,402.24
252 < Rem Term <= 264                1    .04      $103,463.95
264 < Rem Term <= 276                1    .02       $60,078.33
288 < Rem Term <= 300               51   1.02    $2,526,081.35
312 < Rem Term <= 324                2    .05      $117,731.84
324 < Rem Term <= 336                3    .07      $183,761.01
336 < Rem Term <= 348                8    .35      $872,808.53
348 < Rem Term <= 360            1,235  37.59   $92,817,857.43
--------------------------------------------------------------------------------
Total.....                       5,094 100.00  $246,919,662.76
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

            LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
--------------------------------------------------------------------------------

                                                       Total
                                    #      %          Current
       Age of Loan                Loan   Pool         Balance

  0 = Age                        3,194  62.31    $153,862,146.15
  0 < Age <=  12                 1,843  36.55     $90,246,629.00
 12 < Age <=  24                    27    .68      $1,668,964.07
 24 < Age <=  36                    10    .20        $492,478.76
 36 < Age <=  48                     8    .10        $254,269.97
 48 < Age <=  60                     2    .02         $37,259.73
 60 < Age <=  72                     2    .05        $125,504.10
 72 < Age <=  84                     2    .02         $45,766.61
 84 < Age <=  96                     4    .06        $142,529.18

 96 < Age <= 108                     1    .01         $33,297.40
120 < Age <= 132                     1    .00         $10,817.79
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%   $246,919,662.76
================================================================================

                                ORIGINATION YEAR
--------------------------------------------------------------------------------

                                                        Total
  Year of                           #      %           Current
Origination                       Loan   Pool          Balance

   1986                              1    .00         $10,817.79
   1988                              1    .01         $33,297.40
   1989                              4    .04        $107,222.25
   1990                              1    .01         $20,995.21
   1991                              1    .01         $22,151.03
   1992                              2    .02         $37,259.73
   1993                              2    .01         $28,466.79
   1994                              6    .13        $310,487.40
   1995                             23    .56      $1,376,549.39
   1996                          5,053  99.21    $244,972,415.77
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%   $246,919,662.76
================================================================================

                               COMBINED LTV RANGE
--------------------------------------------------------------------------------

                                                       Total
               LTV                  #      %          Current
              RANGE               Loan   Pool         Balance

  5.000 < LTV <=  10.000             1    .01        $13,939.10
 10.000 < LTV <=  15.000            11    .06       $144,077.11
 15.000 < LTV <=  20.000            18    .11       $263,201.72
 20.000 < LTV <=  25.000            25    .19       $457,939.44
 25.000 < LTV <=  30.000            29    .21       $525,663.15
 30.000 < LTV <=  35.000            46    .47     $1,151,074.66
 35.000 < LTV <=  40.000            55    .59     $1,463,413.92
 40.000 < LTV <=  45.000            83    .98     $2,428,747.94
 45.000 < LTV <=  50.000           122   1.30     $3,211,478.79
 50.000 < LTV <=  55.000           131   1.81     $4,475,417.22
 55.000 < LTV <=  60.000           159   2.31     $5,706,734.67
 60.000 < LTV <=  65.000           214   3.09     $7,637,192.63
 65.000 < LTV <=  70.000           323   5.53    $13,645,979.97
 70.000 < LTV <=  75.000           526  11.04    $27,248,216.46
 75.000 < LTV <=  80.000         1,164  26.20    $64,699,440.96
 80.000 < LTV <=  85.000           702  13.82    $34,124,608.24
 85.000 < LTV <=  90.000           755  17.68    $43,649,720.29
 90.000 < LTV <=  95.000           356   7.29    $17,999,481.96
 95.000 < LTV <= 100.000           374   7.32    $18,073,334.53
--------------------------------------------------------------------------------

Total.....                       5,094 100.00%  $246,919,662.76
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                            ORIGINAL MORTGAGE AMOUNT
--------------------------------------------------------------------------------

                                                       Total
            Original                #      %          Current
          Mortgage Amt.            Loan   Pool        Balance

             Balance <=    25,000  1,263  9.14     $22,561,597.22
    25,000 < Balance <=    50,000  2,081 30.65     $75,677,768.82
    50,000 < Balance <=    75,000  1,045 25.66     $63,355,370.61
    75,000 < Balance <=   100,000    340 11.74     $28,979,689.16
   100,000 < Balance <=   150,000    244 11.79     $29,106,457.90
   150,000 < Balance <=   207,000     70  4.95     $12,221,296.81
   207,000 < Balance <=   250,000     21  1.93      $4,774,897.60
   250,000 < Balance <=   300,000     12  1.32      $3,264,123.84
   300,000 < Balance <=   350,000      7   .93      $2,288,459.79
   350,000 < Balance <=   400,000      5   .77      $1,896,750.00
   400,000 < Balance <=   450,000      2   .33        $814,023.01
   450,000 < Balance <=   500,000      4   .80      $1,979,228.00
--------------------------------------------------------------------------------
Total.....                         5,094100.00%   $246,919,662.76
================================================================================

                             CURRENT MORTGAGE AMOUNT
--------------------------------------------------------------------------------

                                                       Total
             Current                #      %          Current
          Mortgage Amt.            Loan   Pool        Balance

             Balance <=    25,000  1,267  9.18     $22,657,766.68
    25,000 < Balance <=    50,000  2,079 30.65     $75,679,259.48
    50,000 < Balance <=    75,000  1,044 25.65     $63,332,134.56
    75,000 < Balance <=   100,000    341 11.78     $29,096,779.84
   100,000 < Balance <=   150,000    242 11.71     $28,914,943.15
   150,000 < Balance <=   200,000     62  4.29     $10,584,671.14
   200,000 < Balance <=   250,000     29  2.60      $6,411,523.27
   250,000 < Balance <=   300,000     12  1.32      $3,264,123.84
   300,000 < Balance <=   350,000      7   .93      $2,288,459.79

   350,000 < Balance <=   400,000      6   .93      $2,296,373.29
   400,000 < Balance <=   450,000      1   .17        $414,399.72
   450,000 < Balance <=   500,000      4   .80      $1,979,228.00
--------------------------------------------------------------------------------
Total.....                         5,094100.00%   $246,919,662.76
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

          GEOGRAPHIC DISTRIBUTION
---------------------------------------

                             Total
          #       %         Current
 State  Loans    Pool       Balance

AL         39     .79       $1,949,274
AR         90    1.55       $3,835,018
AZ         29     .59       $1,467,403
CA         98    2.38       $5,864,697
CO         53    1.17       $2,884,104
CT         31    1.11       $2,750,871
DC          4     .10         $255,084
DE          4     .09         $227,541
FL        347    7.48      $18,463,835
GA        187    4.63      $11,431,757
IA         48     .81       $1,998,025
ID         11     .42       $1,031,250
IL         96    1.93       $4,777,465
IN        274    4.30      $10,619,504
KS         30     .80       $1,982,079
KY        105    1.83       $4,523,169
LA        628   10.42      $25,723,934
MA         22     .48       $1,179,008
MD         30     .88       $2,173,529
ME         20     .31         $775,141
MI        258    4.44      $10,972,592
MN          7     .11         $272,201
MO        115    1.99       $4,913,979
MS        311    5.32      $13,146,002
MT          3     .07         $162,162
NC        314    6.16      $15,207,685
NE         13     .22         $553,846
NH         24     .42       $1,045,882

NJ         85    3.86       $9,520,754
NM         33     .72       $1,783,754
NV          8     .19         $469,125
NY        235    5.32      $13,138,339
OH        355    6.31      $15,579,401
OK        133    2.19       $5,413,424
OR         14     .37         $918,264
PA        276    4.47      $11,025,327
RI          2     .01          $23,218
SC        215    4.03       $9,962,033
TN        276    5.98      $14,771,177
TX         18     .33         $822,295
UT         19     .38         $927,445
VA         53    1.44       $3,554,313
VT         19     .34         $846,821
WA         28     .99       $2,433,431
WI         62     .85       $2,106,842
WV         72    1.39       $3,436,662
---------------------------------------
Total.. 5,094  100.00%    $246,919,663
=======================================

                                  PROPERTY-TYPE
--------------------------------------------------------------------------------
                                                      Total
                                   #      %          Current
                                  Loan   Pool        Balance

Deminimus PUD                        2    .06       $156,971.06
Duplex                             228   4.28    $10,564,681.68
Triplex                             26    .52     $1,286,314.92
Fourplex or Quadplex                17    .51     $1,249,674.67
RowHouse                            96   1.30     $3,198,238.99
Modular Housing                      8    .18       $454,921.24
Manufactured Housing                 1    .01        $13,500.00
Man.House/Perm                      13    .23       $560,148.20
Semi-Detached                        4    .04        $94,125.00
PUD                                  5    .22       $551,300.89
Townhouses                          22    .34       $831,601.58
Condominiums                        92   2.15     $5,299,538.44
Single Family Detached           4,580  90.17   $222,658,646.09
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%  $246,919,662.76
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.



       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                    OCCUPANCY
--------------------------------------------------------------------------------

                                                      Total
                                   #       %          Current
                                  Loan   Pool         Balance

Owner Occupied, 1st Mtg          3,974  86.07    $212,514,270.25
Part-Owner Occupied, 1s              1    .01         $13,536.68
Non-Owner Occupied, 1st            546   8.05     $19,869,772.29
Second Home, 1st Mtg                 6    .31        $755,420.26
Owner Occupied, 2nd Mtg            552   5.09     $12,561,334.08
Multiple Properties, 1s             15    .49      $1,205,329.20
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%   $246,919,662.76
================================================================================

                      LOAN-PURPOSE
--------------------------------------------------------------------------------

                                                      Total
                                   #      %          Current
                                  Loan   Pool        Balance

Purchase                           497  13.49     $33,299,078.26
Refinance                        4,597  86.51    $213,620,584.50
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%   $246,919,662.76
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


--------------------------------------------------------------------------------
     -  UCFC6D
     -  Cut Off Date of Tape is  12/1/96
     -  GROUP II - 6mo LIBOR
     -   $255,209,256.61
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,799

Aggregate Unpaid Principal Balance:               $255,209,256.61
Aggregate Original Principal Balance:             $257,298,371.50

--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                          10.408%
Gross Coupon Range:                             6.990% -  14.500%

Weighted Average Margin (Gross):                           5.277%
Gross Margin Range:                             1.500% -   9.750%

Weighted Average Life Cap (Gross):                        15.892%
Gross Life Cap Range:                          12.250% -  21.500%

Weighted Average Life Floor (Gross):                       9.447%
Gross Life Floor Range:                         3.000% -  14.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $91,178.73
Average Original Principal Balance:                    $91,925.11

Maximum Unpaid Principal Balance:                     $691,673.32
Minimum Unpaid Principal Balance:                       $1,279.59

Maximum Original Principal Balance:                   $700,000.00
Minimum Original Principal Balance:                    $10,500.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         336.543
Stated Rem Term Range:                         119.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        328.554
Amortized Rem Term Range:                      119.004 -  361.257

Weighted Average Age (First Pay thru Last Pay):            11.919
Age Range:                                       0.000 -  227.000

Weighted Average Original Term:                           348.462
Original Term Range:                           120.000 -  360.000

Weighted Combined Note  LTV:                               76.369  ! EXCLUDES 0s
LTV Range:                                      12.00% -  99.800%

Weighted Average Periodic Interest Cap:                    1.152%
Periodic Interest Cap Range:                    1.000% -   3.000%

Weighted Average Months to Payment Roll:                    6.677
Months to Payment Roll Range:                            1 -   25
--------------------------------------------------------------------------------


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.



       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                  GROSS COUPON
--------------------------------------------------------------------------------
                                                      Total
             Gross                #      %           Current
             Coupon              Loan   Pool         Balance

 6.75% < Gross Coupon <=  7.00%      1    .03          $80,933.47
 7.00% < Gross Coupon <=  7.25%      3    .17         $434,703.50
 7.50% < Gross Coupon <=  7.75%      8    .45       $1,144,680.84
 7.75% < Gross Coupon <=  8.00%     10    .47       $1,194,378.93
 8.00% < Gross Coupon <=  8.25%     18    .88       $2,242,141.88
 8.25% < Gross Coupon <=  8.50%     39   2.00       $5,109,593.88
 8.50% < Gross Coupon <=  8.75%     46   1.99       $5,078,629.42
 8.75% < Gross Coupon <=  9.00%     81   4.52      $11,540,913.30
 9.00% < Gross Coupon <=  9.25%     80   4.18      $10,675,893.93
 9.25% < Gross Coupon <=  9.50%    100   4.08      $10,402,852.54
 9.50% < Gross Coupon <=  9.75%    131   6.04      $15,424,361.25
 9.75% < Gross Coupon <= 10.00%    207   8.15      $20,789,125.55
10.00% < Gross Coupon <= 10.25%    286   9.95      $25,382,840.80
10.25% < Gross Coupon <= 10.50%    309  11.02      $28,126,018.11
10.50% < Gross Coupon <= 10.75%    346  10.98      $28,025,458.38
10.75% < Gross Coupon <= 11.00%    293   9.50      $24,235,775.72
11.00% < Gross Coupon <= 11.25%    250   7.77      $19,834,771.42
11.25% < Gross Coupon <= 11.50%    238   7.07      $18,043,694.02
11.50% < Gross Coupon <= 11.75%    101   3.24       $8,275,043.80
11.75% < Gross Coupon <= 12.00%     77   2.66       $6,781,292.66
12.00% < Gross Coupon <= 12.25%     69   2.25       $5,733,636.41
12.25% < Gross Coupon <= 12.50%     19    .48       $1,224,569.77
12.50% < Gross Coupon <= 12.75%     39   1.12       $2,851,698.82
12.75% < Gross Coupon <= 13.00%     34    .79       $2,021,787.06
13.00% < Gross Coupon <= 13.25%      2    .04          $97,939.03
13.25% < Gross Coupon <= 13.50%      5    .07         $167,622.09
13.75% < Gross Coupon <= 14.00%      3    .06         $146,043.39
14.00% < Gross Coupon <= 14.25%      2    .04          $95,173.97
14.25% < Gross Coupon <= 14.50%      2    .02          $47,682.67
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.



       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

           GEOGRAPHIC DISTRIBUTION
-----------------------------------------

                             Total
          #        %         Current
State   Loans    Pool       Balance

AL          1     .04         $94,500
AR          5     .11        $268,384
AZ         80    2.33      $5,954,458
CA        890   45.45    $115,993,770
CO         64    1.88      $4,804,336
CT         19     .75      $1,911,291
DC          9     .48      $1,230,974
DE          2     .05        $127,900
FL         89    2.80      $7,153,565
GA         36     .85      $2,164,357
HI         24    2.02      $5,145,086
IA         36     .77      $1,975,911
ID         16     .51      $1,296,908
IL        110    3.19      $8,142,529
IN         91    1.71      $4,376,054
KS         12     .24        $603,319
KY         51    1.20      $3,072,973
LA         25     .67      $1,703,615
MA         20     .83      $2,117,427
MD         19     .73      $1,873,772
ME         25     .75      $1,915,241
MI        114    2.43      $6,195,326
MN         52    1.01      $2,587,889
MO         36     .64      $1,642,560
MS         15     .36        $918,564
MT          3     .11        $272,705
NC         60    1.66      $4,229,274
NE          8     .24        $599,769
NH         14     .34        $869,832
NJ         27    1.18      $3,007,154
NM         14     .55      $1,414,609
NV         20     .73      $1,855,341
NY         48    1.33      $3,403,228
OH        165    3.77      $9,617,234
OK         43    1.05      $2,679,211
OR         96    3.28      $8,361,415
PA        102    2.42      $6,169,809
RI          7     .24        $619,156
SC         13     .32        $821,461
TN         68    1.68      $4,288,603
TX         34    1.05      $2,667,529
UT         47    1.58      $4,019,993
VA         32    1.26      $3,227,168
VT          8     .22        $567,112
WA        115    4.40     $11,221,137

WI         23     .57      $1,448,218
WV         10     .20        $519,500
WY          1     .02         $59,091
------------------------------------------
Total.. 2,799  100.00    $255,209,257
==========================================

                                  PROPERTY-TYPE
--------------------------------------------------------------------------------
                                                        Total
                                   #      %            Current
                                  Loan   Pool          Balance

Deminimus PUD                        1    .04         $108,000.00
Duplex                              54   1.54       $3,923,746.23
Triplex                              6    .26         $660,127.78
Fourplex or Quadplex                 5    .17         $443,552.11
RowHouse                            16    .37         $937,288.75
Modular Housing                      3    .07         $181,830.13
Semi-Detached                        7    .15         $370,209.23
PUD                                149   5.69      $14,513,016.14
Townhouses                           5    .37         $932,424.34
Condominiums                       107   3.45       $8,792,529.14
Single Family Detached           2,446  87.91     $224,346,532.76
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                ORIGINAL MATURITY
--------------------------------------------------------------------------------
                                                     Total
            Original              #      %          Current
            Maturity             Loan   Pool        Balance

110 < Original Maturity <=  120     13    .14        $359,716.99
130 < Original Maturity <=  140      1    .03         $82,700.00
170 < Original Maturity <=  180    265   4.65     $11,864,601.83
230 < Original Maturity <=  240    102   2.20      $5,624,457.06
260 < Original Maturity <=  270      1    .02         $56,538.86
290 < Original Maturity <=  300      7    .13        $323,154.70
310 < Original Maturity <=  320      1    .03         $85,900.00

350 < Original Maturity <=  360  2,409  92.79    $236,812,187.17
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%   $255,209,256.61
================================================================================

                                  LOAN-PURPOSE
--------------------------------------------------------------------------------
                                                      Total
                                  #      %           Current
                                 Loan   Pool         Balance

Purchase                           498  22.18      $56,612,986.61
Refinance                        2,301  77.82     $198,596,270.00
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================

                                    OCCUPANCY
--------------------------------------------------------------------------------
                                                      Total
                                  #      %           Current
                                 Loan   Pool         Balance

Owner Occupied, 1st Mtg          2,509  92.51     $236,093,882.61
Non-Owner Occupied, 1st            290   7.49      $19,115,374.00
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================

                            ORIGINAL MORTGAGE AMOUNT
--------------------------------------------------------------------------------
                                                      Total
            Original                #     %          Current
          Mortgage Amt.            Loan  Pool        Balance

             Balance <=    25,000    112   .88      $2,239,625.75
    25,000 < Balance <=    50,000    650  9.74     $24,854,097.04
    50,000 < Balance <=    75,000    682 16.52     $42,153,377.32
    75,000 < Balance <=   100,000    439 14.87     $37,956,555.86
   100,000 < Balance <=   150,000    515 24.38     $62,225,472.13
   150,000 < Balance <=   207,000    236 15.91     $40,612,999.81
   207,000 < Balance <=   250,000     79  6.98     $17,809,022.70
   250,000 < Balance <=   300,000     44  4.74     $12,098,077.75
   300,000 < Balance <=   350,000     24  3.00      $7,657,342.10
   350,000 < Balance <=   400,000     11  1.63      $4,157,060.58
   400,000 < Balance <=   450,000      3   .51      $1,299,301.82
   450,000 < Balance <=   500,000      3   .57      $1,454,650.43
   600,000 < Balance <=   750,000      1   .27        $691,673.32
--------------------------------------------------------------------------------
Total.....                         2,799100.00%   $255,209,256.61
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,

     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                             CURRENT MORTGAGE AMOUNT
--------------------------------------------------------------------------------
                                                       Total
             Current                #     %           Current
          Mortgage Amt.            Loan  Pool         Balance

             Balance <=    25,000    116   .91       $2,313,263.16
    25,000 < Balance <=    50,000    654  9.84      $25,107,729.05
    50,000 < Balance <=    75,000    677 16.45      $41,976,750.67
    75,000 < Balance <=   100,000    442 15.01      $38,301,969.32
   100,000 < Balance <=   150,000    517 24.65      $62,921,133.02
   150,000 < Balance <=   200,000    218 14.65      $37,379,099.81
   200,000 < Balance <=   250,000     90  7.88      $20,097,781.90
   250,000 < Balance <=   300,000     46  4.99      $12,740,743.14
   300,000 < Balance <=   350,000     21  2.65       $6,768,100.39
   350,000 < Balance <=   400,000     11  1.63       $4,157,060.58
   400,000 < Balance <=   450,000      3   .51       $1,299,301.82
   450,000 < Balance <=   500,000      3   .57       $1,454,650.43
   600,000 < Balance <=   750,000      1   .27         $691,673.32
--------------------------------------------------------------------------------
Total.....                         2,799100.00%    $255,209,256.61
================================================================================

                                  GROSS MARGIN
--------------------------------------------------------------------------------

                                                       Total
             Gross                #      %            Current
             Margin              Loan   Pool          Balance

 1.25% < Gross Margin <=  1.50%      1    .01          $29,550.54
 2.75% < Gross Margin <=  3.00%      8    .26         $655,227.00
 3.00% < Gross Margin <=  3.25%     13    .60       $1,523,228.78
 3.25% < Gross Margin <=  3.50%     25   1.24       $3,174,711.06
 3.50% < Gross Margin <=  3.75%     24   1.12       $2,852,207.74
 3.75% < Gross Margin <=  4.00%     47   2.24       $5,721,196.54
 4.00% < Gross Margin <=  4.25%    102   3.51       $8,947,401.29
 4.25% < Gross Margin <=  4.50%    299  11.64      $29,711,522.76
 4.50% < Gross Margin <=  4.75%    180   8.25      $21,045,109.90
 4.75% < Gross Margin <=  5.00%    261   9.62      $24,557,440.05
 5.00% < Gross Margin <=  5.25%    496  16.40      $41,863,368.62
 5.25% < Gross Margin <=  5.50%    305  12.95      $33,039,520.90
 5.50% < Gross Margin <=  5.75%    262   8.68      $22,144,020.24

 5.75% < Gross Margin <=  6.00%    374  10.38      $26,493,378.65
 6.00% < Gross Margin <=  7.00%    317  10.82      $27,624,507.03
 7.00% < Gross Margin <=  8.00%     80   2.13       $5,441,252.05
 8.00% < Gross Margin <=  9.00%      4    .14         $354,860.57
 9.00% < Gross Margin <= 10.00%      1    .01          $30,752.89
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                 Gross Life Cap
--------------------------------------------------------------------------------
                                                        Total
             Gross                #      %             Current
            Life Cap             Loan   Pool           Balance

12.00% < Gross Life Cap <= 12.25     1    .03           $85,334.18
12.25% < Gross Life Cap <= 12.50     2    .26          $653,695.30
12.50% < Gross Life Cap <= 12.75    23   1.30        $3,324,405.76
12.75% < Gross Life Cap <= 13.00    14    .56        $1,428,088.72
13.00% < Gross Life Cap <= 13.25    14    .66        $1,689,460.70
13.25% < Gross Life Cap <= 13.50    36   1.98        $5,054,355.73
13.50% < Gross Life Cap <= 13.75    26   1.14        $2,914,562.99
13.75% < Gross Life Cap <= 14.00    43   1.90        $4,845,969.22
14.00% < Gross Life Cap <= 14.25    52   2.35        $5,992,885.93
14.25% < Gross Life Cap <= 14.50    93   4.67       $11,910,305.74
14.50% < Gross Life Cap <= 14.75    86   4.18       $10,667,036.31
14.75% < Gross Life Cap <= 15.00   133   6.65       $16,971,359.02
15.00% < Gross Life Cap <= 15.25   108   5.36       $13,684,714.47
15.25% < Gross Life Cap <= 15.50   131   5.58       $14,239,123.85
15.50% < Gross Life Cap <= 15.75   184   8.02       $20,468,361.22
15.75% < Gross Life Cap <= 16.00   202   8.20       $20,929,005.76
16.00% < Gross Life Cap <= 16.25   265   8.39       $21,419,728.60
16.25% < Gross Life Cap <= 16.50   243   7.80       $19,903,319.73
16.50% < Gross Life Cap <= 16.75   290   8.05       $20,550,227.89
16.75% < Gross Life Cap <= 17.00   262   7.93       $20,232,470.36
17.00% < Gross Life Cap <= 17.25   142   3.40        $8,668,325.64
17.25% < Gross Life Cap <= 17.50   201   4.80       $12,243,924.59
17.50% < Gross Life Cap <= 17.75    51   1.43        $3,651,365.39
17.75% < Gross Life Cap <= 18.00    48   1.70        $4,348,998.77
18.00% < Gross Life Cap <= 18.25    27    .82        $2,101,789.91
18.25% < Gross Life Cap <= 18.50    31    .77        $1,957,352.39

18.50% < Gross Life Cap <= 18.75    19    .43        $1,092,370.85
18.75% < Gross Life Cap <= 19.00    20    .59        $1,512,582.24
19.00% < Gross Life Cap <= 19.25    18    .45        $1,150,247.26
19.25% < Gross Life Cap <= 19.50     9    .18          $462,218.82
19.50% < Gross Life Cap <= 19.75     8    .16          $415,765.19
19.75% < Gross Life Cap <= 20.00     6    .09          $219,445.34
20.00% < Gross Life Cap <= 20.25     1    .02           $54,318.08
20.25% < Gross Life Cap <= 20.50     4    .05          $136,869.20
20.50% < Gross Life Cap <= 20.75     1    .01           $35,545.40
20.75% < Gross Life Cap <= 21.00     3    .06          $146,043.39
21.00% < Gross Life Cap <= 22.00     2    .02           $47,682.67
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%     $255,209,256.61
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                Gross Life Floor
--------------------------------------------------------------------------------

                                                       Total
             Gross                #      %            Current
           Life Floor            Loan   Pool          Balance

 2.50% < Life Floor <=  3.00%        1    .03          $77,993.57
 3.00% < Life Floor <=  3.50%       11    .53       $1,341,589.61
 3.50% < Life Floor <=  4.00%        3    .09         $221,376.62
 4.25% < Life Floor <=  4.50%        1    .12         $305,515.94
 4.50% < Life Floor <=  4.75%        1    .04          $96,319.75
 5.00% < Life Floor <=  5.25%        4    .13         $337,858.43
 5.50% < Life Floor <=  5.75%        4    .18         $463,839.74
 5.75% < Life Floor <=  6.00%        2    .04         $109,811.62
 6.00% < Life Floor <=  6.25%        2    .10         $247,994.76
 6.25% < Life Floor <=  6.50%        8    .42       $1,063,732.69
 6.50% < Life Floor <=  6.75%       28   1.59       $4,055,165.98
 6.75% < Life Floor <=  7.00%       28   1.10       $2,800,535.44
 7.00% < Life Floor <=  7.25%       21    .88       $2,249,921.64
 7.25% < Life Floor <=  7.50%       63   3.11       $7,931,456.26
 7.50% < Life Floor <=  7.75%       61   2.83       $7,214,762.63
 7.75% < Life Floor <=  8.00%       83   3.98      $10,148,721.37
 8.00% < Life Floor <=  8.25%       88   4.05      $10,340,697.01
 8.25% < Life Floor <=  8.50%      110   5.20      $13,270,477.30
 8.50% < Life Floor <=  8.75%      134   6.05      $15,432,356.63

 8.75% < Life Floor <=  9.00%      160   7.68      $19,593,524.96
 9.00% < Life Floor <=  9.25%      111   5.08      $12,961,628.91
 9.25% < Life Floor <=  9.50%      143   5.29      $13,503,533.70
 9.50% < Life Floor <=  9.75%      162   6.63      $16,932,150.81
 9.75% < Life Floor <= 10.00%      248   9.58      $24,453,081.29
10.00% < Life Floor <= 10.25%      250   7.34      $18,740,656.45
10.25% < Life Floor <= 10.50%      219   6.64      $16,938,363.23
10.50% < Life Floor <= 10.75%      254   6.64      $16,940,144.70
10.75% < Life Floor <= 11.00%      184   4.79      $12,229,664.99
11.00% < Life Floor <= 11.25%      125   2.93       $7,483,753.26
11.25% < Life Floor <= 11.50%      169   4.06      $10,364,199.57
11.50% < Life Floor <= 11.75%       25    .74       $1,887,440.02
11.75% < Life Floor <= 12.00%       24    .69       $1,761,972.77
12.00% < Life Floor <= 12.25%       31    .70       $1,788,001.86
12.25% < Life Floor <= 12.50%       10    .23         $576,070.11
12.50% < Life Floor <= 12.75%       12    .25         $648,448.01
12.75% < Life Floor <= 13.00%        8    .11         $276,036.24
13.00% < Life Floor <= 13.25%        1    .02          $54,318.08
13.25% < Life Floor <= 13.50%        4    .05         $136,869.20
13.75% < Life Floor <= 14.00%        3    .06         $146,043.39
14.00% < Life Floor <= 14.25%        1    .01          $35,545.40
14.25% < Life Floor <= 14.50%        2    .02          $47,682.67
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


                                 REMAINING TERM
--------------------------------------------------------------------------------
                                                     Total
                                  #      %          Current
         Remaining Term          Loan   Pool        Balance

108 < Rem Term <= 120               13    .14        $359,716.99
120 < Rem Term <= 132                1    .03         $82,700.00
132 < Rem Term <= 144                1    .00          $1,279.59
144 < Rem Term <= 156                2    .03         $72,987.64
156 < Rem Term <= 168               48    .87      $2,215,661.99
168 < Rem Term <= 180              216   3.76      $9,607,871.64
192 < Rem Term <= 204                2    .05        $122,620.09
216 < Rem Term <= 228                6    .14        $363,175.10
228 < Rem Term <= 240               96   2.06      $5,249,384.47
252 < Rem Term <= 264                1    .02         $56,538.86
264 < Rem Term <= 276                1    .04         $98,996.60
276 < Rem Term <= 288                1    .03         $82,440.33

288 < Rem Term <= 300                6    .12        $294,105.67
300 < Rem Term <= 312                3    .11        $269,119.32
312 < Rem Term <= 324                4    .15        $394,660.02
324 < Rem Term <= 336              232  10.54     $26,907,421.52
336 < Rem Term <= 348            1,152  44.49    $113,530,837.50
348 < Rem Term <= 360            1,014  37.42     $95,499,739.28
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%   $255,209,256.61
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                               LOAN AGE IN MONTHS
--------------------------------------------------------------------------------
                                                     Total
                                  #      %          Current
       Age of Loan               Loan   Pool        Balance

  0 = Age                          763  23.05     $58,826,395.82
  0 < Age <=  12                   595  21.07     $53,762,706.64
 12 < Age <=  24                 1,216  45.77    $116,813,810.53
 24 < Age <=  36                   215   9.89     $25,239,629.72
 36 < Age <=  48                     3    .07        $169,823.90
 48 < Age <=  60                     1    .03         $71,531.44
 60 < Age <=  72                     1    .01         $29,049.03
 72 < Age <=  84                     1    .03         $82,440.33
 84 < Age <=  96                     1    .04         $98,996.60
156 < Age <= 168                     1    .03         $81,673.57
192 < Age <= 204                     1    .01         $31,919.44
216 < Age <= 228                     1    .00          $1,279.59
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%   $255,209,256.61
================================================================================

                                ORIGINATION YEAR
--------------------------------------------------------------------------------
                                                     Total
  Year of                         #      %          Current
Origination                      Loan   Pool        Balance

   1993                             26   1.41      $3,591,824.73
   1994                            315  14.44     $36,845,592.86
   1995                          1,120  41.29    $105,379,702.18
   1996                          1,338  42.86    $109,392,136.84

--------------------------------------------------------------------------------
Total.....                       2,799 100.00%   $255,209,256.61
================================================================================

                               COMBINED LTV RANGE
--------------------------------------------------------------------------------

                                                    Total
               LTV                #      %         Current
              RANGE              Loan   Pool       Balance

           LTV =   0.000 **          7    .33       $837,077.39
 10.000 < LTV <=  15.000             2    .02        $52,046.23
 15.000 < LTV <=  20.000             6    .07       $185,385.03
 20.000 < LTV <=  25.000             7    .09       $240,169.48
 25.000 < LTV <=  30.000            13    .22       $563,074.98
 30.000 < LTV <=  35.000            25    .51     $1,313,399.67
 35.000 < LTV <=  40.000            24    .41     $1,052,715.75
 40.000 < LTV <=  45.000            30    .70     $1,780,472.57
 45.000 < LTV <=  50.000            58   1.36     $3,458,464.43
 50.000 < LTV <=  55.000            62   2.02     $5,149,732.54
 55.000 < LTV <=  60.000           119   3.42     $8,724,441.48
 60.000 < LTV <=  65.000           245   8.03    $20,504,808.97
 65.000 < LTV <=  70.000           375  12.24    $31,243,608.06
 70.000 < LTV <=  75.000           446  17.68    $45,116,309.05
 75.000 < LTV <=  80.000           387  16.26    $41,507,028.66
 80.000 < LTV <=  85.000           363  14.40    $36,747,269.30
 85.000 < LTV <=  90.000           419  16.30    $41,609,215.68
 90.000 < LTV <=  95.000           122   3.50     $8,944,408.61
 95.000 < LTV <= 100.000            89   2.42     $6,179,628.73
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%  $255,209,256.61
================================================================================
** MISSING INFO


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS,
     AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS
     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
     FINANCIAL ADVISOR IMMEDIATELY.


                                   PRELIMINARY
                             BACKGROUND INFORMATION

                             UCFC LOAN TRUST 1996-D

                             APPROXIMATE CLASS SIZES

               [$98,900,000] Class A-1 FLOATING-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$55,700,000] Class A-2 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$49,100,000] Class A-3 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$30,400,000] Class A-4 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$34,600,000] Class A-5 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$39,000,000] Class A-6 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                 [$17,300,000] Class A-7 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


               [$325,000,000] Class A-8 FLOATING-RATE CERTIFICATES
                              (non-SMMEA-eligible)


            HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 1996-D

The information included herein is provided solely by Prudential Securities
Incorporated ("PSI") as underwriter for the UCFC 1996-D transaction, and not by or as agent for UCFC Acceptance or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect
PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.


       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                               PRICING INFORMATION
                                   ----------
                          GROUP I FIXED-RATE COLLATERAL


Class:                     A-1             A-2             A-3             A-4             A-5              A-6             A-7

Approximate
Face Amount:       [98,900,000]    [55,700,000]    [49,100,000]    [30,400,000]    [34,600,000]     [39,000,000]     [17,300,000]

Coupon:        1M LIBOR +  TBD*            TBD             TBD             TBD             TBD              TBD              TBD**

Price:                     TBD             TBD             TBD             TBD             TBD              TBD              TBD

Yield:                     TBD             TBD             TBD             TBD             TBD              TBD              TBD

Spread:                    TBD             TBD             TBD             TBD             TBD              TBD              TBD

Exp Avg Life
to Maturity:        [0.90] yrs       [2.00] yrs      [3.00] yrs      [4.02] yrs     [5.20] yrs       [7.46] yrs      [12.29] yrs

Exp Avg Life
to 10% call:        [0.90] yrs       [2.00] yrs      [3.00] yrs      [4.02] yrs     [5.20] yrs       [7.12] yrs       [7.65] yrs

Exp 1st Prin Pmt:   [01/15/97]       [07/15/98]     [06/15/99]      [07/15/00]      [06/15/01]       [12/15/02]       [08/15/04]***

Exp Mat:            [07/15/98]       [06/15/99]     [07/15/00]      [06/15/01]      [12/15/02]       [08/15/04]***    [08/15/04]***

Stated Mat:         [09/15/07]       [01/15/11]     [11/15/13]      [01/15/16]      [02/15/19]       [01/15/25]       [12/15/26]


Expected
Rating:            AAA/Aaa/AAA      AAA/Aaa/AAA   AAA/Aaa/AAA      AAA/Aaa/AAA     AAA/Aaa/AAA      AAA/Aaa/AAA      AAA/Aaa/AAA

Pricing Speed:         25% HEP          25% HEP       25% HEP          25% HEP         25% HEP          25% HEP          25% HEP

Pricing Date:              TBD              TBD           TBD              TBD             TBD              TBD              TBD

Investor
Settle Date:         [12/20/96]       [12/20/96]    [12/20/96]       [12/20/96]      [12/20/96]       [12/20/96]       [12/20/96]

Pmt Delay:              0 days          14 days       14 days          14 days         14 days          14 days          14 days

Cut-off Date:         12/01/96         12/01/96      12/01/96         12/01/96        12/01/96         12/01/96         12/01/96

Dated Date:          [12/19/96]        12/01/96      12/01/96         12/01/96        12/01/96         12/01/96         12/01/96

Int Pmt:            actual/360           30/360        30/360           30/360          30/360           30/360           30/360

Pmt Terms:             Monthly          Monthly       Monthly          Monthly         Monthly          Monthly          Monthly

1st Int. Pmt Date:    01/15/97         01/15/97      01/15/97         01/15/97        01/15/97         01/15/97         01/15/97

Collateral Type:    Fixed-Rate       Fixed-Rate    Fixed-Rate       Fixed-Rate      Fixed-Rate       Fixed-Rate       Fixed-Rate

SMMEA
Eligibility:         non-SMMEA        non-SMMEA     non-SMMEA        non-SMMEA       non-SMMEA        non-SMMEA        non-SMMEA

* The Coupon on the Class A-1 Certificates will equal the lesser of:
        1)  One Month LIBOR + [TBD] bps
        2)  Group I Net Funds Cap

Group I Net Funds Cap:          A rate equal to the weighted
                                average net coupon rate (i.e., the weighted average coupon rate less [0.64625]% for servicing fees, trustee fees and certificate insurer premiums) for the Group I fixed-rate collateral for such Distribution Date.

** Group I Coupon Step-Up:      If the Servicer does not
                                exercise its option to call the Group I
                                Certificates at the 10% cleanup call date, then the coupon on the Class A-7 Certificates shall be raised by 50 bps.

*** To 10% Group I Clean-Up Call.


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED

     FINANCIAL ADVISOR IMMEDIATELY.

UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                   ----------
                        GROUP II FLOATING RATE COLLATERAL

Class:                       A-8

Approximate
Face Amount:                 [325,000,000]

Coupon:                      The least of:
                                  1) 1M LIBOR + [TBD] bps
                                  2) Group II Net Funds Cap (described below)
                             After the Cleanup Call, the least of:
                                  1) 1M LIBOR + 2 x [TBD] bps
                                  2) Group II Net Funds Cap

Price:                       100-00

Yield:                       Variable

Spread:                      n/a

Index:                       1 Month LIBOR

Disc. Margin:                TBD bps

Life Cap:                    [14.75]%

Avg Life to Call:            [2.99] yrs

Avg Life to Maturity:        [3.29] yrs

Exp. 1st Prin Payment:       [01/15/97]

Exp Mat to Call:             [04/15/04]

Exp Mat:                     [11/15/26]

Stated Mat:                  [12/15/26]

Expected
Rating:                      AAA/Aaa/AAA

Pricing Spd:                 27% HEP

Pricing Date:                TBD

Investor

Settle Date:                [12/20/96]

Pymt Delay:                  0 days

Cut-off Date:                12/01/96

Dated Date:                 [12/19/96]

Int Pymt:                    actual/360

Pymt Terms:                  Monthly

1st Int. Pymt Date:          01/15/97

Collateral Type:             FLoating-Rate

Eligibility:                 non-SMMEA Eligible


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

Group II Net Funds Cap:

     Group II Adjusted Net Coupon:
           Net Coupon - fees ([14.625] bps) - surety carveout ([50] bps)*

     The Group II Net Funds Cap on each Distribution Date will be the lesser of:
           1) Weighted Average Gross Life Cap:    [ 15.892   ]%
              Less Surety carveout                [  0.500   ]%*
              Less Servicing                      [  0.500   ]%
              Less Fees                           [  0.14625 ]%
                                                  ----------
                                                  [ 14.74575 ]%

          2) Weighted Average Adjusted Net Coupon on the Group II loans for such Distribution Date.

* Carveout not applicable for the first [12] bond payments.

Monthly Group II Net Funds Cap Summary:
(calculated on 30/360 basis)

Date:                        01/97     07/97      01/98     07/98      01/99


Adjusted Net Coupon:        [9.69]    [9.87]     [9.63]    [9.63]     [9.72]
Margin*:                    [3.89]    [4.07]     [3.83]    [3.83]     [3.92]

*(Assuming 1M LIBOR as of closing of [5.59375%] and a spread of [0.21%], 1M
 LIBOR would have to rise by the corresponding Margin to fully adjust to the Net Funds Cap under this scenario).


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                   SUMMARY OF TERMS
                              --------------------------

Title of Securities:     UCFC Loan Trust 1996-D1, Home Equity
                         Loan Pass-Through Certificates, Series 1996-D1, Class
                         A-1, A-2, A-3, A-4, A-5, A-6, and A-7 (the "Group I
                         Certificates") UCFC Loan Trust 1996-D2, Home Equity
                         Loan Pass-Through Certificates, Series 1996-D2, Class
                         A-8 (the "Group II Certificates").

Depositor:               UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans
                         will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Trustee:                 Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:     Group I Fixed-Rate (non-SMMEA)         $ [325,000,000]
                         Group II Floating-Rate (non-SMMEA)     $ [325,000,000]

Securities Offered:      100% MBIA-guaranteed, pass-through certificates.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing.

Pricing Date:            TBD

Investor

Settlement Date:         [12/20/96]

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear
                         and CEDEL

Pass-Through Rate:       1-Month LIBOR + TBD bps on Class A-1 Certificates *
                         TBD     % on Class A-2 Certificates
                         TBD     % on Class A-3 Certificates
                         TBD     % on Class A-4 Certificates
                         TBD     % on Class A-5 Certificates
                         TBD     % on Class A-6 Certificates
                         TBD     % on Class A-7 Certificates
                         1-Month LIBOR + TBD bps on Class A-8 Certificates *

                         * Subject to the Net Funds Cap for their respective
                           Loan Group

Prepayment
Assumption:              For Class A-1 through A-7, 25% HEP (2.5% CPR in month 1
                         with monthly incremental increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

                         For Class A-8, 27% HEP (2.7% CPR in month 1 with monthly incremental increases of 2.7% CPR until the speed reaches 27% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

Principal Paydown:       All Group I principal pays Group I bonds sequentially.
                         All Group II principal is passed through to Class A-8.

Payment Date: The 15th day of each month (or, if any such date is not a business day, the first business day thereafter) commencing on January 15, 1997. The payment delay will be 0 days for the Class A-1 and Class A-8 Certificates and 14 days for the Class A-2, A-3, A-4, A-5, A-6 and A-7 Certificates.
Interest Accrual
Period: The initial interest accrual period on the Class A-1 and Class A-8 Certificates will be from December [19th] until January 14th. In future periods, interest on the Class A-1 and Class A-8 Certificates will accrue during the period commencing on the 15th day of the preceding month until the 14th day of the current month.

                         Interest on the Class A-2 through A-7 Certificates will accrue from the first day of the preceeding month until the 30th day of the preceeding month.
Optional
Cleanup Call: The Servicer may call the Certificates in a particular Loan Group on any Remittance Date when the then-outstanding collateral balance in that Loan Group is less than or equal to 10% of their original collateral balance.
Group I
Coupon Step-Up: If the Servicer does not exercise its option to call the Group I Certificates at the 10% cleanup call date, then the coupon on the Class A-7 Certificates shall be raised by 50 bps.
Group II
Coupon Step-Up: If the Servicer does not exercise its option to call the Group II Certificates at the 10% cleanup call date, then the coupon on the Class A-8 Certificates shall be raised to LIBOR + 2 x TBD bps subject to the Group II Net Funds Cap.


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

Pre-Funding Account:     On the closing date, approximately [$78,087,337] and
                         [$69,790,743] will be deposited in pre-funding accounts for the purchase of additional fixed- and floating-rate mortgage loans, respectively. From the closing date until February 15, 1997, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts.
                         Funds remaining in either of the pre-funding accounts that total less than $100,000 after this period will be distributed to investors in the related Class A-1 and Class A-8 Certificates as prepayments on February 15,
                         1997. If the funds remaining in either of the pre-funding accounts total greater than $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the related Class
                         A-1 through A-7 Certificates in the case of the fixed-rate prefunding account and to the investors in the Class A-8 Certificates in the case of the floating-rate prefunding account as a prepayment on February 15, 1997. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus
                         Supplement.

Certificate Insurer:     MBIA Insurance Corporation ("MBIA"). MBIA's
                         claims-paying ability is rated "AAA" by Standard &
                         Poor's, "Aaa" by Moody's Investors Service and "AAA" by
                         Fitch Investors Service, Inc.


Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Reserve Account:         A Reserve account will be available to cover losses
                         prior to any draw on the Certificate Insurance Policy.
                         The initial deposit and maintenance levels of the reserve account will be sized by the surety provider.

Servicing Fee:           50 basis points per annum.

ERISA Considerations:    It is believed that the Certificates will be ERISA
                         eligible after the pre-funding period. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

Taxation:                REMIC.

Legal Investment:        None of the Certificates will be SMMEA-eligible.

Certificates Ratings:    "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch for
                         the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8
                         Certificates.


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

Class         A1                                  LIBOR-1M              5.59375
1st Pmt 01/15/97
Settle 12/20/96

          HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-30    13.039    13.696    14.312    15.076    15.613    16.117    16.599
   99-30+   11.778    12.270    12.732    13.305    13.707    14.085    14.446
   99-31    10.517    10.845    11.152    11.534    11.802    12.054    12.294
   99-31+    9.256     9.419     9.573     9.763     9.897    10.022    10.142
  100-00     7.995     7.994     7.994     7.993     7.992     7.992     7.991
  100-00+    6.734     6.569     6.415     6.223     6.088     5.961     5.840

  100-01     5.474     5.145     4.836     4.453     4.184     3.931     3.690
  100-01+    4.214     3.721     3.258     2.684     2.281     1.902     1.540

Avg. Life    1.282     1.127     1.013     0.900     0.835     0.781     0.736
Mod. Dur.    1.194     1.056     0.953     0.850     0.790     0.741     0.699
1st  Pmt.    0.069     0.069     0.069     0.069     0.069     0.069     0.069
Last Pmt.    2.403     2.069     1.819     1.569     1.403     1.319     1.236


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

Class        A2
Settle 12/20/96

          HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.361     6.364     6.367     6.371     6.374     6.377     6.379
   99-23     6.356     6.358     6.360     6.363     6.365     6.367     6.368
   99-23+    6.350     6.351     6.352     6.354     6.355     6.356     6.357
   99-24     6.344     6.345     6.345     6.345     6.346     6.346     6.346
   99-24+    6.339     6.338     6.338     6.337     6.336     6.336     6.335
   99-25     6.333     6.331     6.330     6.328     6.327     6.326     6.324
   99-25+    6.327     6.325     6.323     6.320     6.318     6.316     6.313
   99-26     6.321     6.318     6.315     6.311     6.308     6.305     6.302
   99-26+    6.316     6.312     6.308     6.303     6.299     6.295     6.291
   99-27     6.310     6.305     6.300     6.294     6.289     6.285     6.280
   99-27+    6.304     6.299     6.293     6.286     6.280     6.275     6.269
   99-28     6.299     6.292     6.286     6.277     6.271     6.265     6.258
   99-28+    6.293     6.285     6.278     6.268     6.261     6.254     6.247
   99-29     6.287     6.279     6.271     6.260     6.252     6.244     6.236
   99-29+    6.281     6.272     6.263     6.251     6.243     6.234     6.225
   99-30     6.276     6.266     6.256     6.243     6.233     6.224     6.214
   99-30+    6.270     6.259     6.248     6.234     6.224     6.214     6.204
   99-31     6.264     6.253     6.241     6.226     6.215     6.203     6.193
   99-31+    6.259     6.246     6.234     6.217     6.205     6.193     6.182
  100-00     6.253     6.239     6.226     6.209     6.196     6.183     6.171
  100-00+    6.247     6.233     6.219     6.200     6.186     6.173     6.160
  100-01     6.241     6.226     6.211     6.192     6.177     6.163     6.149
  100-01+    6.236     6.220     6.204     6.183     6.168     6.153     6.138
  100-02     6.230     6.213     6.197     6.175     6.158     6.142     6.127
  100-02+    6.224     6.207     6.189     6.166     6.149     6.132     6.116
  100-03     6.219     6.200     6.182     6.158     6.140     6.122     6.105
  100-03+    6.213     6.194     6.174     6.149     6.130     6.112     6.094

  100-04     6.207     6.187     6.167     6.140     6.121     6.102     6.083
  100-04+    6.202     6.180     6.160     6.132     6.112     6.092     6.072
  100-05     6.196     6.174     6.152     6.123     6.102     6.081     6.061
  100-05+    6.190     6.167     6.145     6.115     6.093     6.071     6.050
  100-06     6.184     6.161     6.137     6.106     6.084     6.061     6.039
  100-06+    6.179     6.154     6.130     6.098     6.074     6.051     6.028
  100-07     6.173     6.148     6.123     6.089     6.065     6.041     6.017
  100-07+    6.167     6.141     6.115     6.081     6.056     6.031     6.006
  100-08     6.162     6.135     6.108     6.072     6.046     6.021     5.995
  100-08+    6.156     6.128     6.100     6.064     6.037     6.010     5.984
  100-09     6.150     6.122     6.093     6.055     6.028     6.000     5.973
  100-09+    6.145     6.115     6.086     6.047     6.018     5.990     5.963

Avg. Life    3.096     2.654     2.326     2.000     1.813     1.660     1.532
Mod. Dur.    2.730     2.373     2.101     1.825     1.664     1.531     1.419
1st  Pmt.    2.403     2.069     1.819     1.569     1.403     1.319     1.236
Last Pmt.    3.903     3.319     2.903     2.486     2.236     2.069     1.903


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

Class        A3
Settle 12/20/96

          HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.522     6.523     6.525     6.528     6.529     6.531     6.533
   99-23     6.518     6.519     6.520     6.522     6.523     6.524     6.525
   99-23+    6.514     6.514     6.515     6.516     6.516     6.517     6.518
   99-24     6.510     6.510     6.510     6.510     6.510     6.510     6.510
   99-24+    6.506     6.505     6.505     6.504     6.503     6.503     6.502
   99-25     6.502     6.501     6.500     6.498     6.497     6.496     6.494
   99-25+    6.498     6.496     6.495     6.492     6.490     6.489     6.487
   99-26     6.494     6.492     6.489     6.486     6.484     6.481     6.479
   99-26+    6.490     6.487     6.484     6.480     6.477     6.474     6.471
   99-27     6.486     6.483     6.479     6.474     6.471     6.467     6.464
   99-27+    6.482     6.478     6.474     6.469     6.464     6.460     6.456
   99-28     6.478     6.474     6.469     6.463     6.458     6.453     6.448
   99-28+    6.474     6.469     6.464     6.457     6.451     6.446     6.441
   99-29     6.470     6.465     6.459     6.451     6.445     6.439     6.433
   99-29+    6.467     6.460     6.454     6.445     6.438     6.432     6.425
   99-30     6.463     6.456     6.449     6.439     6.432     6.425     6.417
   99-30+    6.459     6.451     6.444     6.433     6.425     6.418     6.410

   99-31     6.455     6.447     6.438     6.427     6.419     6.411     6.402
   99-31+    6.451     6.442     6.433     6.421     6.412     6.404     6.394
  100-00     6.447     6.438     6.428     6.416     6.406     6.396     6.387
  100-00+    6.443     6.433     6.423     6.410     6.400     6.389     6.379
  100-01     6.439     6.429     6.418     6.404     6.393     6.382     6.371
  100-01+    6.435     6.424     6.413     6.398     6.387     6.375     6.364
  100-02     6.431     6.420     6.408     6.392     6.380     6.368     6.356
  100-02+    6.427     6.415     6.403     6.386     6.374     6.361     6.348
  100-03     6.423     6.411     6.398     6.380     6.367     6.354     6.341
  100-03+    6.419     6.406     6.393     6.374     6.361     6.347     6.333
  100-04     6.415     6.402     6.388     6.369     6.354     6.340     6.325
  100-04+    6.412     6.397     6.382     6.363     6.348     6.333     6.318
  100-05     6.408     6.393     6.377     6.357     6.341     6.326     6.310
  100-05+    6.404     6.388     6.372     6.351     6.335     6.319     6.302
  100-06     6.400     6.384     6.367     6.345     6.328     6.312     6.295
  100-06+    6.396     6.379     6.362     6.339     6.322     6.305     6.287
  100-07     6.392     6.375     6.357     6.333     6.315     6.297     6.279
  100-07+    6.388     6.370     6.352     6.327     6.309     6.290     6.272
  100-08     6.384     6.366     6.347     6.322     6.303     6.283     6.264
  100-08+    6.380     6.361     6.342     6.316     6.296     6.276     6.256
  100-09     6.376     6.357     6.337     6.310     6.290     6.269     6.249
  100-09+    6.372     6.352     6.332     6.304     6.283     6.262     6.241

Avg. Life    4.739     4.045     3.523     3.001     2.698     2.451     2.243
Mod. Dur.    3.961     3.455     3.058     2.648     2.403     2.200     2.028
1st  Pmt.    3.903     3.319     2.903     2.486     2.236     2.069     1.903
Last Pmt.    5.653     4.819     4.236     3.569     3.236     2.903     2.653

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

Class        A4
Settle 12/20/96

          HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.720     6.721     6.722     6.723     6.724     6.726     6.727
   99-23     6.716     6.717     6.718     6.719     6.719     6.720     6.721
   99-23+    6.713     6.714     6.714     6.714     6.714     6.715     6.715
   99-24     6.710     6.710     6.710     6.710     6.709     6.709     6.709
   99-24+    6.707     6.707     6.706     6.705     6.704     6.704     6.703
   99-25     6.704     6.703     6.702     6.700     6.699     6.698     6.697
   99-25+    6.701     6.700     6.698     6.696     6.694     6.693     6.691
   99-26     6.698     6.696     6.694     6.691     6.689     6.687     6.685

   99-26+    6.695     6.692     6.690     6.687     6.684     6.682     6.679
   99-27     6.692     6.689     6.686     6.682     6.679     6.676     6.673
   99-27+    6.689     6.685     6.682     6.678     6.674     6.671     6.667
   99-28     6.686     6.682     6.678     6.673     6.669     6.665     6.661
   99-28+    6.682     6.678     6.674     6.669     6.664     6.660     6.655
   99-29     6.679     6.675     6.670     6.664     6.659     6.654     6.649
   99-29+    6.676     6.671     6.666     6.659     6.654     6.649     6.643
   99-30     6.673     6.668     6.662     6.655     6.649     6.643     6.637
   99-30+    6.670     6.664     6.658     6.650     6.644     6.638     6.631
   99-31     6.667     6.661     6.654     6.646     6.639     6.632     6.625
   99-31+    6.664     6.657     6.651     6.641     6.634     6.627     6.619
  100-00     6.661     6.654     6.647     6.637     6.629     6.621     6.613
  100-00+    6.658     6.650     6.643     6.632     6.624     6.616     6.607
  100-01     6.655     6.647     6.639     6.628     6.619     6.610     6.602
  100-01+    6.652     6.643     6.635     6.623     6.614     6.605     6.596
  100-02     6.648     6.640     6.631     6.618     6.609     6.599     6.590
  100-02+    6.645     6.636     6.627     6.614     6.604     6.594     6.584
  100-03     6.642     6.633     6.623     6.609     6.599     6.588     6.578
  100-03+    6.639     6.629     6.619     6.605     6.594     6.583     6.572
  100-04     6.636     6.626     6.615     6.600     6.589     6.578     6.566
  100-04+    6.633     6.622     6.611     6.596     6.584     6.572     6.560
  100-05     6.630     6.619     6.607     6.591     6.579     6.567     6.554
  100-05+    6.627     6.615     6.603     6.587     6.574     6.561     6.548
  100-06     6.624     6.612     6.599     6.582     6.569     6.556     6.542
  100-06+    6.621     6.608     6.595     6.578     6.564     6.550     6.536
  100-07     6.618     6.605     6.591     6.573     6.559     6.545     6.530
  100-07+    6.615     6.601     6.587     6.569     6.554     6.539     6.524
  100-08     6.611     6.598     6.583     6.564     6.549     6.534     6.518
  100-08+    6.608     6.594     6.580     6.559     6.544     6.528     6.512
  100-09     6.605     6.591     6.576     6.555     6.539     6.523     6.506
  100-09+    6.602     6.587     6.572     6.550     6.534     6.517     6.500

Avg. Life    6.371     5.444     4.735     4.019     3.601     3.257     2.969
Mod. Dur.    5.040     4.433     3.942     3.422     3.107     2.842     2.614
1st  Pmt.    5.653     4.819     4.236     3.569     3.236     2.903     2.653
Last Pmt.    7.153     6.069     5.319     4.486     4.069     3.653     3.319

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

Class        A5
Settle 12/20/96

          HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00
   Price

   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    6.865     6.866     6.866     6.867     6.868     6.869     6.870
   99-23     6.862     6.863     6.863     6.864     6.864     6.865     6.865
   99-23+    6.860     6.860     6.860     6.860     6.860     6.860     6.860
   99-24     6.857     6.857     6.857     6.856     6.856     6.856     6.855
   99-24+    6.855     6.854     6.854     6.853     6.852     6.851     6.851
   99-25     6.852     6.851     6.850     6.849     6.848     6.847     6.846
   99-25+    6.850     6.848     6.847     6.845     6.844     6.843     6.841
   99-26     6.847     6.846     6.844     6.842     6.840     6.838     6.836
   99-26+    6.845     6.843     6.841     6.838     6.836     6.834     6.832
   99-27     6.842     6.840     6.838     6.834     6.832     6.829     6.827
   99-27+    6.839     6.837     6.834     6.831     6.828     6.825     6.822
   99-28     6.837     6.834     6.831     6.827     6.824     6.821     6.817
   99-28+    6.834     6.831     6.828     6.823     6.820     6.816     6.812
   99-29     6.832     6.828     6.825     6.820     6.816     6.812     6.808
   99-29+    6.829     6.825     6.821     6.816     6.812     6.807     6.803
   99-30     6.827     6.823     6.818     6.812     6.808     6.803     6.798
   99-30+    6.824     6.820     6.815     6.809     6.804     6.799     6.793
   99-31     6.822     6.817     6.812     6.805     6.800     6.794     6.788
   99-31+    6.819     6.814     6.809     6.801     6.796     6.790     6.784
  100-00     6.816     6.811     6.805     6.798     6.792     6.785     6.779
  100-00+    6.814     6.808     6.802     6.794     6.788     6.781     6.774
  100-01     6.811     6.805     6.799     6.790     6.784     6.777     6.769
  100-01+    6.809     6.802     6.796     6.787     6.779     6.772     6.765
  100-02     6.806     6.800     6.793     6.783     6.775     6.768     6.760
  100-02+    6.804     6.797     6.789     6.779     6.771     6.763     6.755
  100-03     6.801     6.794     6.786     6.776     6.767     6.759     6.750
  100-03+    6.799     6.791     6.783     6.772     6.763     6.755     6.745
  100-04     6.796     6.788     6.780     6.768     6.759     6.750     6.741
  100-04+    6.793     6.785     6.777     6.765     6.755     6.746     6.736
  100-05     6.791     6.782     6.773     6.761     6.751     6.741     6.731
  100-05+    6.788     6.780     6.770     6.757     6.747     6.737     6.726
  100-06     6.786     6.777     6.767     6.754     6.743     6.733     6.722
  100-06+    6.783     6.774     6.764     6.750     6.739     6.728     6.717
  100-07     6.781     6.771     6.761     6.746     6.735     6.724     6.712
  100-07+    6.778     6.768     6.757     6.743     6.731     6.719     6.707
  100-08     6.776     6.765     6.754     6.739     6.727     6.715     6.703
  100-08+    6.773     6.762     6.751     6.735     6.723     6.711     6.698
  100-09     6.770     6.759     6.748     6.732     6.719     6.706     6.693
  100-09+    6.768     6.757     6.745     6.728     6.715     6.702     6.688

Avg. Life    8.189     7.033     6.127     5.197     4.651     4.197     3.816
Mod. Dur.    6.091     5.421     4.859     4.245     3.866     3.540     3.259
1st  Pmt.    7.153     6.069     5.319     4.486     4.069     3.653     3.319
Last Pmt.    9.403     8.069     7.069     5.986     5.403     4.819     4.403

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates


Class        A6
Settle 12/20/96

                 **************** TO CALL *********************

          HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    7.129     7.130     7.130     7.131     7.131     7.131     7.132
   99-23     7.127     7.127     7.128     7.128     7.128     7.128     7.128
   99-23+    7.125     7.125     7.125     7.125     7.125     7.125     7.124
   99-24     7.123     7.123     7.122     7.122     7.122     7.121     7.121
   99-24+    7.121     7.121     7.120     7.119     7.118     7.118     7.117
   99-25     7.119     7.118     7.117     7.116     7.115     7.114     7.113
   99-25+    7.117     7.116     7.115     7.113     7.112     7.111     7.110
   99-26     7.115     7.114     7.112     7.110     7.109     7.108     7.106
   99-26+    7.113     7.111     7.110     7.108     7.106     7.104     7.102
   99-27     7.111     7.109     7.107     7.105     7.103     7.101     7.099
   99-27+    7.108     7.107     7.105     7.102     7.100     7.097     7.095
   99-28     7.106     7.104     7.102     7.099     7.097     7.094     7.091
   99-28+    7.104     7.102     7.100     7.096     7.093     7.091     7.088
   99-29     7.102     7.100     7.097     7.093     7.090     7.087     7.084
   99-29+    7.100     7.097     7.094     7.090     7.087     7.084     7.080
   99-30     7.098     7.095     7.092     7.087     7.084     7.080     7.077
   99-30+    7.096     7.093     7.089     7.085     7.081     7.077     7.073
   99-31     7.094     7.090     7.087     7.082     7.078     7.074     7.069
   99-31+    7.092     7.088     7.084     7.079     7.075     7.070     7.066
  100-00     7.090     7.086     7.082     7.076     7.072     7.067     7.062
  100-00+    7.088     7.084     7.079     7.073     7.068     7.063     7.058
  100-01     7.085     7.081     7.077     7.070     7.065     7.060     7.055
  100-01+    7.083     7.079     7.074     7.067     7.062     7.057     7.051
  100-02     7.081     7.077     7.072     7.064     7.059     7.053     7.047
  100-02+    7.079     7.074     7.069     7.062     7.056     7.050     7.044
  100-03     7.077     7.072     7.066     7.059     7.053     7.047     7.040
  100-03+    7.075     7.070     7.064     7.056     7.050     7.043     7.036
  100-04     7.073     7.067     7.061     7.053     7.047     7.040     7.033
  100-04+    7.071     7.065     7.059     7.050     7.043     7.036     7.029
  100-05     7.069     7.063     7.056     7.047     7.040     7.033     7.025
  100-05+    7.067     7.061     7.054     7.044     7.037     7.030     7.022
  100-06     7.065     7.058     7.051     7.042     7.034     7.026     7.018
  100-06+    7.062     7.056     7.049     7.039     7.031     7.023     7.014
  100-07     7.060     7.054     7.046     7.036     7.028     7.019     7.011
  100-07+    7.058     7.051     7.044     7.033     7.025     7.016     7.007
  100-08     7.056     7.049     7.041     7.030     7.022     7.013     7.003
  100-08+    7.054     7.047     7.039     7.027     7.019     7.009     7.000
  100-09     7.052     7.044     7.036     7.024     7.015     7.006     6.996
  100-09+    7.050     7.042     7.034     7.022     7.012     7.003     6.992

Avg. Life   11.040     9.580     8.366     7.119     6.392     5.768     5.233

Mod. Dur.    7.434     6.748     6.122     5.421     4.982     4.589     4.237
1st  Pmt.    9.403     8.069     7.069     5.986     5.403     4.819     4.403
Last Pmt. 10/15/08  04/15/07  12/15/05  08/15/04  11/15/03  03/15/03  08/15/02


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

Class        A7
Settle 12/20/96

                 **************** TO CALL *********************

          HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22     7.293     7.293     7.294     7.294     7.295     7.295     7.296
   99-22+    7.291     7.291     7.291     7.292     7.292     7.292     7.292
   99-23     7.289     7.289     7.289     7.289     7.289     7.289     7.289
   99-23+    7.287     7.287     7.286     7.286     7.286     7.286     7.285
   99-24     7.285     7.284     7.284     7.283     7.283     7.282     7.282
   99-24+    7.283     7.282     7.282     7.281     7.280     7.279     7.279
   99-25     7.281     7.280     7.279     7.278     7.277     7.276     7.275
   99-25+    7.279     7.278     7.277     7.275     7.274     7.273     7.272
   99-26     7.277     7.276     7.274     7.272     7.271     7.270     7.268
   99-26+    7.275     7.273     7.272     7.270     7.268     7.266     7.265
   99-27     7.273     7.271     7.269     7.267     7.265     7.263     7.261
   99-27+    7.271     7.269     7.267     7.264     7.262     7.260     7.258
   99-28     7.269     7.267     7.264     7.261     7.259     7.257     7.254
   99-28+    7.267     7.264     7.262     7.259     7.256     7.254     7.251
   99-29     7.264     7.262     7.260     7.256     7.253     7.250     7.247
   99-29+    7.262     7.260     7.257     7.253     7.250     7.247     7.244
   99-30     7.260     7.258     7.255     7.251     7.247     7.244     7.240
   99-30+    7.258     7.256     7.252     7.248     7.244     7.241     7.237
   99-31     7.256     7.253     7.250     7.245     7.242     7.238     7.233
   99-31+    7.254     7.251     7.247     7.242     7.239     7.234     7.230
  100-00     7.252     7.249     7.245     7.240     7.236     7.231     7.227
  100-00+    7.250     7.247     7.243     7.237     7.233     7.228     7.223
  100-01     7.248     7.245     7.240     7.234     7.230     7.225     7.220
  100-01+    7.246     7.242     7.238     7.231     7.227     7.222     7.216
  100-02     7.244     7.240     7.235     7.229     7.224     7.218     7.213
  100-02+    7.242     7.238     7.233     7.226     7.221     7.215     7.209
  100-03     7.240     7.236     7.230     7.223     7.218     7.212     7.206
  100-03+    7.238     7.234     7.228     7.221     7.215     7.209     7.202
  100-04     7.236     7.231     7.226     7.218     7.212     7.206     7.199

  100-04+    7.234     7.229     7.223     7.215     7.209     7.202     7.195
  100-05     7.232     7.227     7.221     7.212     7.206     7.199     7.192
  100-05+    7.230     7.225     7.218     7.210     7.203     7.196     7.188
  100-06     7.228     7.223     7.216     7.207     7.200     7.193     7.185
  100-06+    7.226     7.220     7.214     7.204     7.197     7.190     7.182
  100-07     7.224     7.218     7.211     7.201     7.194     7.186     7.178
  100-07+    7.222     7.216     7.209     7.199     7.191     7.183     7.175
  100-08     7.220     7.214     7.206     7.196     7.188     7.180     7.171
  100-08+    7.218     7.212     7.204     7.193     7.185     7.177     7.168
  100-09     7.216     7.209     7.201     7.191     7.183     7.174     7.164

Avg. Life   11.819    10.319     8.986     7.653     6.903     6.236     5.653
Mod. Dur.    7.717     7.059     6.412     5.700     5.269     4.866     4.497
1st  Pmt.   11.819    10.319     8.986     7.653     6.903     6.236     5.653
Last Pmt. 10/15/08  04/15/07  12/15/05  08/15/04  11/15/03  03/15/03  08/15/02


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates


Class        A8                                   LIBOR-1M              5.59375
Settle 12/20/96

                 **************** TO CALL *********************

          HEP 15.00 HEP 18.00 HEP 22.00 HEP 27.00 HEP 32.00 HEP 34.00 HEP 36.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-25+   25.690    26.402    27.377    28.659    29.986    30.538    31.085
   99-26    25.328    25.986    26.885    28.069    29.293    29.803    30.308
   99-26+   24.967    25.570    26.394    27.478    28.601    29.068    29.531
   99-27    24.606    25.154    25.903    26.889    27.909    28.333    28.754
   99-27+   24.245    24.737    25.412    26.299    27.217    27.599    27.977
   99-28    23.883    24.322    24.921    25.709    26.525    26.864    27.201
   99-28+   23.523    23.906    24.430    25.120    25.833    26.130    26.425
   99-29    23.162    23.490    23.939    24.530    25.142    25.396    25.649
   99-29+   22.801    23.074    23.449    23.941    24.451    24.663    24.873
   99-30    22.440    22.659    22.958    23.352    23.760    23.929    24.097
   99-30+   22.080    22.244    22.468    22.763    23.069    23.196    23.322
   99-31    21.719    21.828    21.978    22.174    22.378    22.463    22.547
   99-31+   21.359    21.413    21.488    21.586    21.687    21.730    21.771
  100-00    20.998    20.998    20.998    20.997    20.997    20.997    20.997
  100-00+   20.638    20.583    20.508    20.409    20.307    20.264    20.222
  100-01    20.278    20.168    20.018    19.821    19.617    19.532    19.448

  100-01+   19.918    19.754    19.529    19.233    18.927    18.800    18.673
  100-02    19.558    19.339    19.040    18.645    18.237    18.068    17.899
  100-02+   19.198    18.925    18.550    18.058    17.548    17.336    17.126
  100-03    18.839    18.510    18.061    17.470    16.858    16.604    16.352
  100-03+   18.479    18.096    17.572    16.883    16.169    15.873    15.578
  100-04    18.120    17.682    17.083    16.296    15.480    15.141    14.805
  100-04+   17.760    17.268    16.595    15.709    14.792    14.410    14.032
  100-05    17.401    16.854    16.106    15.122    14.103    13.679    13.259
  100-05+   17.042    16.440    15.617    14.535    13.415    12.949    12.487
  100-06    16.683    16.027    15.129    13.948    12.726    12.218    11.714

Avg. Life    5.416     4.536     3.713     2.996     2.498     2.337     2.197
Mod. Dur.    4.172     3.622     3.069     2.555     2.178     2.052     1.941
1st  Pmt.    0.069     0.069     0.069     0.069     0.069     0.069     0.069
Last Pmt. 04/15/10  02/15/08  02/15/06  04/15/04  01/15/03  08/15/02  04/15/02


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

--------------------------------------------------------------------------------
     -  UCFC6D
     -  Cut Off Date of Tape is  12/1/96
     -  GROUP I - Fixed Rate Collateral
     -     $246,919,662.76
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   5,094

Aggregate Unpaid Principal Balance:               $246,919,662.76
Aggregate Original Principal Balance:             $247,291,843.72

Weighted Average Gross Coupon:                            11.695%
Gross Coupon Range:                             8.250% -  16.000%

Average Unpaid Principal Balance:                      $48,472.65
Average Original Principal Balance:                    $48,545.71

Maximum Unpaid Principal Balance:                     $500,000.00
Minimum Unpaid Principal Balance:                       $4,318.44

Maximum Original Principal Balance:                   $500,000.00
Minimum Original Principal Balance:                     $4,500.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         253.291

Stated Rem Term Range:                          48.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        259.852
Amortized Rem Term Range:                       47.999 -  360.074

Weighted Average Age (First Pay thru Last Pay):             0.903
Age Range:                                       0.000 -  122.000

Weighted Average Original Term:                           254.193
Original Term Range:                            48.000 -  360.000

Weighted Average Combined LTV:                             79.455
Combined LTV Range:                             7.400% - 100.000%
--------------------------------------------------------------------------------

                                  GROSS COUPON
--------------------------------------------------------------------------------
                                                       Total
             Gross                  #      %          Current
             Coupon               Loan   Pool         Balance

 8.00% < Gross Coupon <=  8.25%      1    .02        $55,278.53
 8.25% < Gross Coupon <=  8.50%      3    .05       $117,432.50
 8.75% < Gross Coupon <=  9.00%      5    .19       $461,761.97
 9.00% < Gross Coupon <=  9.25%     15    .36       $887,258.26
 9.25% < Gross Coupon <=  9.50%     14    .34       $845,559.09
 9.50% < Gross Coupon <=  9.75%     84   1.36     $3,345,830.94
 9.75% < Gross Coupon <= 10.00%     73   1.62     $4,009,447.29
10.00% < Gross Coupon <= 10.25%    156   3.29     $8,118,060.91
10.25% < Gross Coupon <= 10.50%    210   4.49    $11,094,031.28
10.50% < Gross Coupon <= 10.75%    249   6.23    $15,380,324.94
10.75% < Gross Coupon <= 11.00%    456  10.03    $24,758,073.40
11.00% < Gross Coupon <= 11.25%    379   8.82    $21,774,133.03
11.25% < Gross Coupon <= 11.50%    349   8.37    $20,670,949.14
11.50% < Gross Coupon <= 11.75%    507  11.09    $27,388,754.30
11.75% < Gross Coupon <= 12.00%    668  11.83    $29,220,419.87
12.00% < Gross Coupon <= 12.25%    324   6.02    $14,868,210.25
12.25% < Gross Coupon <= 12.50%    375   7.80    $19,254,037.07
12.50% < Gross Coupon <= 12.75%    289   4.86    $12,003,976.05
12.75% < Gross Coupon <= 13.00%    404   5.19    $12,817,207.72
13.00% < Gross Coupon <= 13.25%    152   2.48     $6,127,263.01
13.25% < Gross Coupon <= 13.50%    162   2.42     $5,985,670.57
13.50% < Gross Coupon <= 13.75%     40    .70     $1,739,483.06
13.75% < Gross Coupon <= 14.00%    103   1.50     $3,707,253.51
14.00% < Gross Coupon <= 14.25%     30    .42     $1,038,712.15
14.25% < Gross Coupon <= 14.50%     22    .27       $672,811.72
14.50% < Gross Coupon <= 14.75%      5    .09       $214,200.00
14.75% < Gross Coupon <= 15.00%      9    .10       $243,187.96
15.25% < Gross Coupon <= 15.50%      2    .01        $27,192.85
15.75% < Gross Coupon <= 16.00%      8    .04        $93,141.39
--------------------------------------------------------------------------------
Total.....                       5,094 100.00   $246,919,662.76
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                ORIGINAL MATURITY
--------------------------------------------------------------------------------

                                                      Total
            Original                #      %         Current
            Maturity              Loan   Pool        Balance

40  < Original Maturity <=  50       3    .02       $44,500.00
50  < Original Maturity <=  60      86    .71    $1,749,671.07
70  < Original Maturity <=  80       7    .06      $137,982.37
80  < Original Maturity <=  90      39    .36      $888,866.67
90  < Original Maturity <=  100     13    .08      $206,246.21
100 < Original Maturity <=  110      3    .02       $41,621.22
110 < Original Maturity <=  120    558   5.91   $14,599,897.91
130 < Original Maturity <=  140      2    .03       $64,701.17
140 < Original Maturity <=  150     38    .50    $1,240,222.87
150 < Original Maturity <=  160      1    .01       $29,975.15
170 < Original Maturity <=  180  2,308  37.38   $92,302,147.62
190 < Original Maturity <=  200      1    .02       $48,408.27
210 < Original Maturity <=  220      1    .01       $24,771.40
230 < Original Maturity <=  240    733  15.74   $38,858,868.39
260 < Original Maturity <=  270      1    .04      $103,463.95
290 < Original Maturity <=  300     50    .98    $2,422,728.28
350 < Original Maturity <=  360  1,250  38.13   $94,155,590.21
--------------------------------------------------------------------------------
Total.....                       5,094 100.00  $246,919,662.76
================================================================================

                                 REMAINING TERM
--------------------------------------------------------------------------------

                                                   Total
                                  #      %        Current
         Remaining Term          Loan   Pool      Balance

 36 < Rem Term <=  48                3    .02       $44,500.00
 48 < Rem Term <=  60               89    .73    $1,796,176.57
 60 < Rem Term <=  72                8    .06      $138,503.79
 72 < Rem Term <=  84               40    .37      $905,200.62
 84 < Rem Term <=  96               16    .12      $292,524.63
 96 < Rem Term <= 108                6    .03       $72,945.61
108 < Rem Term <= 120              550   5.87   $14,490,949.20

120 < Rem Term <= 132                4    .05      $119,447.72
132 < Rem Term <= 144               41    .53    $1,317,341.10
144 < Rem Term <= 156                8    .16      $403,325.83
156 < Rem Term <= 168               13    .24      $587,701.23
168 < Rem Term <= 180            2,285  36.96   $91,262,204.79
180 < Rem Term <= 192                1    .02       $48,408.27
192 < Rem Term <= 204                1    .02       $37,365.57
204 < Rem Term <= 216                1    .01       $29,784.32
216 < Rem Term <= 228                2    .03       $85,098.83
228 < Rem Term <= 240              725  15.64   $38,606,402.24
252 < Rem Term <= 264                1    .04      $103,463.95
264 < Rem Term <= 276                1    .02       $60,078.33
288 < Rem Term <= 300               51   1.02    $2,526,081.35
312 < Rem Term <= 324                2    .05      $117,731.84
324 < Rem Term <= 336                3    .07      $183,761.01
336 < Rem Term <= 348                8    .35      $872,808.53
348 < Rem Term <= 360            1,235  37.59   $92,817,857.43
--------------------------------------------------------------------------------
Total.....                       5,094 100.00  $246,919,662.76
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                  LOAN AGE IN MONTHS (FIRST PAY THRU LAST PAY)
--------------------------------------------------------------------------------

                                                       Total
                                   #       %          Current
     Age of Loan                 Loan    Pool         Balance

  0 = Age                        3,194  62.31    $153,862,146.15
  0 < Age <=  12                 1,843  36.55     $90,246,629.00
 12 < Age <=  24                    27    .68      $1,668,964.07
 24 < Age <=  36                    10    .20        $492,478.76
 36 < Age <=  48                     8    .10        $254,269.97
 48 < Age <=  60                     2    .02         $37,259.73
 60 < Age <=  72                     2    .05        $125,504.10
 72 < Age <=  84                     2    .02         $45,766.61
 84 < Age <=  96                     4    .06        $142,529.18
 96 < Age <= 108                     1    .01         $33,297.40
120 < Age <= 132                     1    .00         $10,817.79
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%   $246,919,662.76
================================================================================


                                ORIGINATION YEAR
--------------------------------------------------------------------------------

                                                       Total
  Year of                          #      %           Current
Origination                       Loan   Pool         Balance

   1986                              1    .00         $10,817.79
   1988                              1    .01         $33,297.40
   1989                              4    .04        $107,222.25
   1990                              1    .01         $20,995.21
   1991                              1    .01         $22,151.03
   1992                              2    .02         $37,259.73
   1993                              2    .01         $28,466.79
   1994                              6    .13        $310,487.40
   1995                             23    .56      $1,376,549.39
   1996                          5,053  99.21    $244,972,415.77
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%   $246,919,662.76
================================================================================

                               COMBINED LTV RANGE
--------------------------------------------------------------------------------

                                                      Total
               LTV                 #       %          Current
              RANGE               Loan    Pool        Balance

  5.000 < LTV <=  10.000             1    .01        $13,939.10
 10.000 < LTV <=  15.000            11    .06       $144,077.11
 15.000 < LTV <=  20.000            18    .11       $263,201.72
 20.000 < LTV <=  25.000            25    .19       $457,939.44
 25.000 < LTV <=  30.000            29    .21       $525,663.15
 30.000 < LTV <=  35.000            46    .47     $1,151,074.66
 35.000 < LTV <=  40.000            55    .59     $1,463,413.92
 40.000 < LTV <=  45.000            83    .98     $2,428,747.94
 45.000 < LTV <=  50.000           122   1.30     $3,211,478.79
 50.000 < LTV <=  55.000           131   1.81     $4,475,417.22
 55.000 < LTV <=  60.000           159   2.31     $5,706,734.67
 60.000 < LTV <=  65.000           214   3.09     $7,637,192.63
 65.000 < LTV <=  70.000           323   5.53    $13,645,979.97
 70.000 < LTV <=  75.000           526  11.04    $27,248,216.46
 75.000 < LTV <=  80.000         1,164  26.20    $64,699,440.96
 80.000 < LTV <=  85.000           702  13.82    $34,124,608.24
 85.000 < LTV <=  90.000           755  17.68    $43,649,720.29
 90.000 < LTV <=  95.000           356   7.29    $17,999,481.96
 95.000 < LTV <= 100.000           374   7.32    $18,073,334.53
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%  $246,919,662.76
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS

     SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                            ORIGINAL MORTGAGE AMOUNT
--------------------------------------------------------------------------------

                                                         Total
            Original                 #     %           Current
          Mortgage Amt.             Loan  Pool         Balance

             Balance <=    25,000  1,263  9.14     $22,561,597.22
    25,000 < Balance <=    50,000  2,081 30.65     $75,677,768.82
    50,000 < Balance <=    75,000  1,045 25.66     $63,355,370.61
    75,000 < Balance <=   100,000    340 11.74     $28,979,689.16
   100,000 < Balance <=   150,000    244 11.79     $29,106,457.90
   150,000 < Balance <=   207,000     70  4.95     $12,221,296.81
   207,000 < Balance <=   250,000     21  1.93      $4,774,897.60
   250,000 < Balance <=   300,000     12  1.32      $3,264,123.84
   300,000 < Balance <=   350,000      7   .93      $2,288,459.79
   350,000 < Balance <=   400,000      5   .77      $1,896,750.00
   400,000 < Balance <=   450,000      2   .33        $814,023.01
   450,000 < Balance <=   500,000      4   .80      $1,979,228.00
--------------------------------------------------------------------------------
Total.....                         5,094100.00%   $246,919,662.76
================================================================================

                             CURRENT MORTGAGE AMOUNT
--------------------------------------------------------------------------------

                                                      Total
             Current                #     %          Current
          Mortgage Amt.            Loan  Pool        Balance

             Balance <=    25,000  1,267  9.18     $22,657,766.68
    25,000 < Balance <=    50,000  2,079 30.65     $75,679,259.48
    50,000 < Balance <=    75,000  1,044 25.65     $63,332,134.56
    75,000 < Balance <=   100,000    341 11.78     $29,096,779.84
   100,000 < Balance <=   150,000    242 11.71     $28,914,943.15
   150,000 < Balance <=   200,000     62  4.29     $10,584,671.14
   200,000 < Balance <=   250,000     29  2.60      $6,411,523.27
   250,000 < Balance <=   300,000     12  1.32      $3,264,123.84
   300,000 < Balance <=   350,000      7   .93      $2,288,459.79
   350,000 < Balance <=   400,000      6   .93      $2,296,373.29
   400,000 < Balance <=   450,000      1   .17        $414,399.72
   450,000 < Balance <=   500,000      4   .80      $1,979,228.00
--------------------------------------------------------------------------------
Total.....                         5,094100.00%   $246,919,662.76

================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

          GEOGRAPHIC DISTRIBUTION
---------------------------------------

                              Total
           #       %         Current
State   Loans    Pool        Balance

AL         39     .79       $1,949,274
AR         90    1.55       $3,835,018
AZ         29     .59       $1,467,403
CA         98    2.38       $5,864,697
CO         53    1.17       $2,884,104
CT         31    1.11       $2,750,871
DC          4     .10         $255,084
DE          4     .09         $227,541
FL        347    7.48      $18,463,835
GA        187    4.63      $11,431,757
IA         48     .81       $1,998,025
ID         11     .42       $1,031,250
IL         96    1.93       $4,777,465
IN        274    4.30      $10,619,504
KS         30     .80       $1,982,079
KY        105    1.83       $4,523,169
LA        628   10.42      $25,723,934
MA         22     .48       $1,179,008
MD         30     .88       $2,173,529
ME         20     .31         $775,141
MI        258    4.44      $10,972,592
MN          7     .11         $272,201
MO        115    1.99       $4,913,979
MS        311    5.32      $13,146,002
MT          3     .07         $162,162
NC        314    6.16      $15,207,685
NE         13     .22         $553,846
NH         24     .42       $1,045,882
NJ         85    3.86       $9,520,754
NM         33     .72       $1,783,754
NV          8     .19         $469,125
NY        235    5.32      $13,138,339
OH        355    6.31      $15,579,401

OK        133    2.19       $5,413,424
OR         14     .37         $918,264
PA        276    4.47      $11,025,327
RI          2     .01          $23,218
SC        215    4.03       $9,962,033
TN        276    5.98      $14,771,177
TX         18     .33         $822,295
UT         19     .38         $927,445
VA         53    1.44       $3,554,313
VT         19     .34         $846,821
WA         28     .99       $2,433,431
WI         62     .85       $2,106,842
WV         72    1.39       $3,436,662
---------------------------------------
Total.. 5,094  100.00%    $246,919,663
=======================================

                                  PROPERTY-TYPE
--------------------------------------------------------------------------------
                                                     Total
                                   #      %         Current
                                  Loan   Pool       Balance

Deminimus PUD                        2    .06       $156,971.06
Duplex                             228   4.28    $10,564,681.68
Triplex                             26    .52     $1,286,314.92
Fourplex or Quadplex                17    .51     $1,249,674.67
RowHouse                            96   1.30     $3,198,238.99
Modular Housing                      8    .18       $454,921.24
Manufactured Housing                 1    .01        $13,500.00
Man.House/Perm                      13    .23       $560,148.20
Semi-Detached                        4    .04        $94,125.00
PUD                                  5    .22       $551,300.89
Townhouses                          22    .34       $831,601.58
Condominiums                        92   2.15     $5,299,538.44
Single Family Detached           4,580  90.17   $222,658,646.09
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%  $246,919,662.76
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                    OCCUPANCY
--------------------------------------------------------------------------------


                                                     Total
                                  #      %          Current
                                 Loan   Pool        Balance

Owner Occupied, 1st Mtg          3,974  86.07    $212,514,270.25
Part-Owner Occupied, 1s              1    .01         $13,536.68
Non-Owner Occupied, 1st            546   8.05     $19,869,772.29
Second Home, 1st Mtg                 6    .31        $755,420.26
Owner Occupied, 2nd Mtg            552   5.09     $12,561,334.08
Multiple Properties, 1s             15    .49      $1,205,329.20
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%   $246,919,662.76
================================================================================

                                  LOAN-PURPOSE
--------------------------------------------------------------------------------

                                                       Total
                                   #       %          Current
                                  Loan   Pool         Balance

Purchase                           497  13.49     $33,299,078.26
Refinance                        4,597  86.51    $213,620,584.50
--------------------------------------------------------------------------------
Total.....                       5,094 100.00%   $246,919,662.76
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------
     -  UCFC6D
     -  Cut Off Date of Tape is  12/1/96
     -  GROUP II - 6mo LIBOR
     -   $255,209,256.61
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,799

Aggregate Unpaid Principal Balance:               $255,209,256.61
Aggregate Original Principal Balance:             $257,298,371.50
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                          10.408%
Gross Coupon Range:                             6.990% -  14.500%


Weighted Average Margin (Gross):                           5.277%
Gross Margin Range:                             1.500% -   9.750%

Weighted Average Life Cap (Gross):                        15.892%
Gross Life Cap Range:                          12.250% -  21.500%

Weighted Average Life Floor (Gross):                       9.447%
Gross Life Floor Range:                         3.000% -  14.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $91,178.73
Average Original Principal Balance:                    $91,925.11

Maximum Unpaid Principal Balance:                     $691,673.32
Minimum Unpaid Principal Balance:                       $1,279.59

Maximum Original Principal Balance:                   $700,000.00
Minimum Original Principal Balance:                    $10,500.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         336.543
Stated Rem Term Range:                         119.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        328.554
Amortized Rem Term Range:                      119.004 -  361.257

Weighted Average Age (First Pay thru Last Pay):            11.919
Age Range:                                       0.000 -  227.000

Weighted Average Original Term:                           348.462
Original Term Range:                           120.000 -  360.000

Weighted Combined Note  LTV:                               76.369  ! EXCLUDES 0s
LTV Range:                                      12.00% -  99.800%

Weighted Average Periodic Interest Cap:                    1.152%
Periodic Interest Cap Range:                    1.000% -   3.000%

Weighted Average Months to Payment Roll:                    6.677
Months to Payment Roll Range:                            1 -   25
--------------------------------------------------------------------------------


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates


                                  GROSS COUPON
--------------------------------------------------------------------------------
                                                        Total
               Gross                #      %           Current
              Coupon              Loan   Pool          Balance

 6.75% < Gross Coupon <=  7.00%      1    .03          $80,933.47
 7.00% < Gross Coupon <=  7.25%      3    .17         $434,703.50
 7.50% < Gross Coupon <=  7.75%      8    .45       $1,144,680.84
 7.75% < Gross Coupon <=  8.00%     10    .47       $1,194,378.93
 8.00% < Gross Coupon <=  8.25%     18    .88       $2,242,141.88
 8.25% < Gross Coupon <=  8.50%     39   2.00       $5,109,593.88
 8.50% < Gross Coupon <=  8.75%     46   1.99       $5,078,629.42
 8.75% < Gross Coupon <=  9.00%     81   4.52      $11,540,913.30
 9.00% < Gross Coupon <=  9.25%     80   4.18      $10,675,893.93
 9.25% < Gross Coupon <=  9.50%    100   4.08      $10,402,852.54
 9.50% < Gross Coupon <=  9.75%    131   6.04      $15,424,361.25
 9.75% < Gross Coupon <= 10.00%    207   8.15      $20,789,125.55
10.00% < Gross Coupon <= 10.25%    286   9.95      $25,382,840.80
10.25% < Gross Coupon <= 10.50%    309  11.02      $28,126,018.11
10.50% < Gross Coupon <= 10.75%    346  10.98      $28,025,458.38
10.75% < Gross Coupon <= 11.00%    293   9.50      $24,235,775.72
11.00% < Gross Coupon <= 11.25%    250   7.77      $19,834,771.42
11.25% < Gross Coupon <= 11.50%    238   7.07      $18,043,694.02
11.50% < Gross Coupon <= 11.75%    101   3.24       $8,275,043.80
11.75% < Gross Coupon <= 12.00%     77   2.66       $6,781,292.66
12.00% < Gross Coupon <= 12.25%     69   2.25       $5,733,636.41
12.25% < Gross Coupon <= 12.50%     19    .48       $1,224,569.77
12.50% < Gross Coupon <= 12.75%     39   1.12       $2,851,698.82
12.75% < Gross Coupon <= 13.00%     34    .79       $2,021,787.06
13.00% < Gross Coupon <= 13.25%      2    .04          $97,939.03
13.25% < Gross Coupon <= 13.50%      5    .07         $167,622.09
13.75% < Gross Coupon <= 14.00%      3    .06         $146,043.39
14.00% < Gross Coupon <= 14.25%      2    .04          $95,173.97
14.25% < Gross Coupon <= 14.50%      2    .02          $47,682.67
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

           GEOGRAPHIC DISTRIBUTION

-----------------------------------------

                           Total
          #      %        Current
 State  Loans   Pool      Balance

AL          1     .04         $94,500
AR          5     .11        $268,384
AZ         80    2.33      $5,954,458
CA        890   45.45    $115,993,770
CO         64    1.88      $4,804,336
CT         19     .75      $1,911,291
DC          9     .48      $1,230,974
DE          2     .05        $127,900
FL         89    2.80      $7,153,565
GA         36     .85      $2,164,357
HI         24    2.02      $5,145,086
IA         36     .77      $1,975,911
ID         16     .51      $1,296,908
IL        110    3.19      $8,142,529
IN         91    1.71      $4,376,054
KS         12     .24        $603,319
KY         51    1.20      $3,072,973
LA         25     .67      $1,703,615
MA         20     .83      $2,117,427
MD         19     .73      $1,873,772
ME         25     .75      $1,915,241
MI        114    2.43      $6,195,326
MN         52    1.01      $2,587,889
MO         36     .64      $1,642,560
MS         15     .36        $918,564
MT          3     .11        $272,705
NC         60    1.66      $4,229,274
NE          8     .24        $599,769
NH         14     .34        $869,832
NJ         27    1.18      $3,007,154
NM         14     .55      $1,414,609
NV         20     .73      $1,855,341
NY         48    1.33      $3,403,228
OH        165    3.77      $9,617,234
OK         43    1.05      $2,679,211
OR         96    3.28      $8,361,415
PA        102    2.42      $6,169,809
RI          7     .24        $619,156
SC         13     .32        $821,461
TN         68    1.68      $4,288,603
TX         34    1.05      $2,667,529
UT         47    1.58      $4,019,993
VA         32    1.26      $3,227,168
VT          8     .22        $567,112
WA        115    4.40     $11,221,137
WI         23     .57      $1,448,218
WV         10     .20        $519,500
WY          1     .02         $59,091

------------------------------------------
Total.. 2,799  100.00    $255,209,257
==========================================

                                  PROPERTY-TYPE
--------------------------------------------------------------------------------
                                                        Total
                                    #      %           Current
                                  Loan   Pool          Balance

Deminimus PUD                        1    .04         $108,000.00
Duplex                              54   1.54       $3,923,746.23
Triplex                              6    .26         $660,127.78
Fourplex or Quadplex                 5    .17         $443,552.11
RowHouse                            16    .37         $937,288.75
Modular Housing                      3    .07         $181,830.13
Semi-Detached                        7    .15         $370,209.23
PUD                                149   5.69      $14,513,016.14
Townhouses                           5    .37         $932,424.34
Condominiums                       107   3.45       $8,792,529.14
Single Family Detached           2,446  87.91     $224,346,532.76
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                ORIGINAL MATURITY
--------------------------------------------------------------------------------
                                                     Total
            Original              #      %          Current
            Maturity             Loan   Pool        Balance

110 < Original Maturity <=  120     13    .14        $359,716.99
130 < Original Maturity <=  140      1    .03         $82,700.00
170 < Original Maturity <=  180    265   4.65     $11,864,601.83
230 < Original Maturity <=  240    102   2.20      $5,624,457.06
260 < Original Maturity <=  270      1    .02         $56,538.86
290 < Original Maturity <=  300      7    .13        $323,154.70
310 < Original Maturity <=  320      1    .03         $85,900.00
350 < Original Maturity <=  360  2,409  92.79    $236,812,187.17
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%   $255,209,256.61

================================================================================

                                  LOAN-PURPOSE
--------------------------------------------------------------------------------
                                                        Total
                                   #      %           Current
                                  Loan   Pool         Balance

Purchase                           498  22.18      $56,612,986.61
Refinance                        2,301  77.82     $198,596,270.00
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================

                                    OCCUPANCY
--------------------------------------------------------------------------------
                                                       Total
                                  #       %           Current
                                 Loan   Pool          Balance

Owner Occupied, 1st Mtg          2,509  92.51     $236,093,882.61
Non-Owner Occupied, 1st            290   7.49      $19,115,374.00
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================

                            ORIGINAL MORTGAGE AMOUNT
--------------------------------------------------------------------------------
                                                      Total
            Original                #     %          Current
          Mortgage Amt.            Loan  Pool        Balance

             Balance <=    25,000    112   .88      $2,239,625.75
    25,000 < Balance <=    50,000    650  9.74     $24,854,097.04
    50,000 < Balance <=    75,000    682 16.52     $42,153,377.32
    75,000 < Balance <=   100,000    439 14.87     $37,956,555.86
   100,000 < Balance <=   150,000    515 24.38     $62,225,472.13
   150,000 < Balance <=   207,000    236 15.91     $40,612,999.81
   207,000 < Balance <=   250,000     79  6.98     $17,809,022.70
   250,000 < Balance <=   300,000     44  4.74     $12,098,077.75
   300,000 < Balance <=   350,000     24  3.00      $7,657,342.10
   350,000 < Balance <=   400,000     11  1.63      $4,157,060.58
   400,000 < Balance <=   450,000      3   .51      $1,299,301.82
   450,000 < Balance <=   500,000      3   .57      $1,454,650.43
   600,000 < Balance <=   750,000      1   .27        $691,673.32
--------------------------------------------------------------------------------
Total.....                         2,799100.00%   $255,209,256.61
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                             CURRENT MORTGAGE AMOUNT
--------------------------------------------------------------------------------
                                                       Total
             Current                #     %           Current
          Mortgage Amt.            Loan  Pool         Balance

             Balance <=    25,000    116   .91       $2,313,263.16
    25,000 < Balance <=    50,000    654  9.84      $25,107,729.05
    50,000 < Balance <=    75,000    677 16.45      $41,976,750.67
    75,000 < Balance <=   100,000    442 15.01      $38,301,969.32
   100,000 < Balance <=   150,000    517 24.65      $62,921,133.02
   150,000 < Balance <=   200,000    218 14.65      $37,379,099.81
   200,000 < Balance <=   250,000     90  7.88      $20,097,781.90
   250,000 < Balance <=   300,000     46  4.99      $12,740,743.14
   300,000 < Balance <=   350,000     21  2.65       $6,768,100.39
   350,000 < Balance <=   400,000     11  1.63       $4,157,060.58
   400,000 < Balance <=   450,000      3   .51       $1,299,301.82
   450,000 < Balance <=   500,000      3   .57       $1,454,650.43
   600,000 < Balance <=   750,000      1   .27         $691,673.32
--------------------------------------------------------------------------------
Total.....                         2,799100.00%    $255,209,256.61
================================================================================

                                  GROSS MARGIN
--------------------------------------------------------------------------------

                                                       Total
             Gross                #      %            Current
             Margin              Loan   Pool          Balance

 1.25% < Gross Margin <=  1.50%      1    .01          $29,550.54
 2.75% < Gross Margin <=  3.00%      8    .26         $655,227.00
 3.00% < Gross Margin <=  3.25%     13    .60       $1,523,228.78
 3.25% < Gross Margin <=  3.50%     25   1.24       $3,174,711.06
 3.50% < Gross Margin <=  3.75%     24   1.12       $2,852,207.74
 3.75% < Gross Margin <=  4.00%     47   2.24       $5,721,196.54
 4.00% < Gross Margin <=  4.25%    102   3.51       $8,947,401.29
 4.25% < Gross Margin <=  4.50%    299  11.64      $29,711,522.76
 4.50% < Gross Margin <=  4.75%    180   8.25      $21,045,109.90
 4.75% < Gross Margin <=  5.00%    261   9.62      $24,557,440.05
 5.00% < Gross Margin <=  5.25%    496  16.40      $41,863,368.62
 5.25% < Gross Margin <=  5.50%    305  12.95      $33,039,520.90
 5.50% < Gross Margin <=  5.75%    262   8.68      $22,144,020.24
 5.75% < Gross Margin <=  6.00%    374  10.38      $26,493,378.65
 6.00% < Gross Margin <=  7.00%    317  10.82      $27,624,507.03

 7.00% < Gross Margin <=  8.00%     80   2.13       $5,441,252.05
 8.00% < Gross Margin <=  9.00%      4    .14         $354,860.57
 9.00% < Gross Margin <= 10.00%      1    .01          $30,752.89
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                 Gross Life Cap
--------------------------------------------------------------------------------
                                                        Total
             Gross                #      %             Current
            Life Cap             Loan   Pool           Balance

12.00% < Gross Life Cap <= 12.25     1    .03           $85,334.18
12.25% < Gross Life Cap <= 12.50     2    .26          $653,695.30
12.50% < Gross Life Cap <= 12.75    23   1.30        $3,324,405.76
12.75% < Gross Life Cap <= 13.00    14    .56        $1,428,088.72
13.00% < Gross Life Cap <= 13.25    14    .66        $1,689,460.70
13.25% < Gross Life Cap <= 13.50    36   1.98        $5,054,355.73
13.50% < Gross Life Cap <= 13.75    26   1.14        $2,914,562.99
13.75% < Gross Life Cap <= 14.00    43   1.90        $4,845,969.22
14.00% < Gross Life Cap <= 14.25    52   2.35        $5,992,885.93
14.25% < Gross Life Cap <= 14.50    93   4.67       $11,910,305.74
14.50% < Gross Life Cap <= 14.75    86   4.18       $10,667,036.31
14.75% < Gross Life Cap <= 15.00   133   6.65       $16,971,359.02
15.00% < Gross Life Cap <= 15.25   108   5.36       $13,684,714.47
15.25% < Gross Life Cap <= 15.50   131   5.58       $14,239,123.85
15.50% < Gross Life Cap <= 15.75   184   8.02       $20,468,361.22
15.75% < Gross Life Cap <= 16.00   202   8.20       $20,929,005.76
16.00% < Gross Life Cap <= 16.25   265   8.39       $21,419,728.60
16.25% < Gross Life Cap <= 16.50   243   7.80       $19,903,319.73
16.50% < Gross Life Cap <= 16.75   290   8.05       $20,550,227.89
16.75% < Gross Life Cap <= 17.00   262   7.93       $20,232,470.36
17.00% < Gross Life Cap <= 17.25   142   3.40        $8,668,325.64
17.25% < Gross Life Cap <= 17.50   201   4.80       $12,243,924.59
17.50% < Gross Life Cap <= 17.75    51   1.43        $3,651,365.39
17.75% < Gross Life Cap <= 18.00    48   1.70        $4,348,998.77
18.00% < Gross Life Cap <= 18.25    27    .82        $2,101,789.91
18.25% < Gross Life Cap <= 18.50    31    .77        $1,957,352.39
18.50% < Gross Life Cap <= 18.75    19    .43        $1,092,370.85
18.75% < Gross Life Cap <= 19.00    20    .59        $1,512,582.24

19.00% < Gross Life Cap <= 19.25    18    .45        $1,150,247.26
19.25% < Gross Life Cap <= 19.50     9    .18          $462,218.82
19.50% < Gross Life Cap <= 19.75     8    .16          $415,765.19
19.75% < Gross Life Cap <= 20.00     6    .09          $219,445.34
20.00% < Gross Life Cap <= 20.25     1    .02           $54,318.08
20.25% < Gross Life Cap <= 20.50     4    .05          $136,869.20
20.50% < Gross Life Cap <= 20.75     1    .01           $35,545.40
20.75% < Gross Life Cap <= 21.00     3    .06          $146,043.39
21.00% < Gross Life Cap <= 22.00     2    .02           $47,682.67
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%     $255,209,256.61
================================================================================


     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                                Gross Life Floor
--------------------------------------------------------------------------------

                                                       Total
             Gross                #      %            Current
           Life Floor            Loan   Pool          Balance

 2.50% < Life Floor <=  3.00%        1    .03          $77,993.57
 3.00% < Life Floor <=  3.50%       11    .53       $1,341,589.61
 3.50% < Life Floor <=  4.00%        3    .09         $221,376.62
 4.25% < Life Floor <=  4.50%        1    .12         $305,515.94
 4.50% < Life Floor <=  4.75%        1    .04          $96,319.75
 5.00% < Life Floor <=  5.25%        4    .13         $337,858.43
 5.50% < Life Floor <=  5.75%        4    .18         $463,839.74
 5.75% < Life Floor <=  6.00%        2    .04         $109,811.62
 6.00% < Life Floor <=  6.25%        2    .10         $247,994.76
 6.25% < Life Floor <=  6.50%        8    .42       $1,063,732.69
 6.50% < Life Floor <=  6.75%       28   1.59       $4,055,165.98
 6.75% < Life Floor <=  7.00%       28   1.10       $2,800,535.44
 7.00% < Life Floor <=  7.25%       21    .88       $2,249,921.64
 7.25% < Life Floor <=  7.50%       63   3.11       $7,931,456.26
 7.50% < Life Floor <=  7.75%       61   2.83       $7,214,762.63
 7.75% < Life Floor <=  8.00%       83   3.98      $10,148,721.37
 8.00% < Life Floor <=  8.25%       88   4.05      $10,340,697.01
 8.25% < Life Floor <=  8.50%      110   5.20      $13,270,477.30
 8.50% < Life Floor <=  8.75%      134   6.05      $15,432,356.63
 8.75% < Life Floor <=  9.00%      160   7.68      $19,593,524.96
 9.00% < Life Floor <=  9.25%      111   5.08      $12,961,628.91

 9.25% < Life Floor <=  9.50%      143   5.29      $13,503,533.70
 9.50% < Life Floor <=  9.75%      162   6.63      $16,932,150.81
 9.75% < Life Floor <= 10.00%      248   9.58      $24,453,081.29
10.00% < Life Floor <= 10.25%      250   7.34      $18,740,656.45
10.25% < Life Floor <= 10.50%      219   6.64      $16,938,363.23
10.50% < Life Floor <= 10.75%      254   6.64      $16,940,144.70
10.75% < Life Floor <= 11.00%      184   4.79      $12,229,664.99
11.00% < Life Floor <= 11.25%      125   2.93       $7,483,753.26
11.25% < Life Floor <= 11.50%      169   4.06      $10,364,199.57
11.50% < Life Floor <= 11.75%       25    .74       $1,887,440.02
11.75% < Life Floor <= 12.00%       24    .69       $1,761,972.77
12.00% < Life Floor <= 12.25%       31    .70       $1,788,001.86
12.25% < Life Floor <= 12.50%       10    .23         $576,070.11
12.50% < Life Floor <= 12.75%       12    .25         $648,448.01
12.75% < Life Floor <= 13.00%        8    .11         $276,036.24
13.00% < Life Floor <= 13.25%        1    .02          $54,318.08
13.25% < Life Floor <= 13.50%        4    .05         $136,869.20
13.75% < Life Floor <= 14.00%        3    .06         $146,043.39
14.00% < Life Floor <= 14.25%        1    .01          $35,545.40
14.25% < Life Floor <= 14.50%        2    .02          $47,682.67
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%    $255,209,256.61
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                 REMAINING TERM
--------------------------------------------------------------------------------

                                                     Total
                                  #      %          Current
         Remaining Term          Loan   Pool        Balance

108 < Rem Term <= 120               13    .14        $359,716.99
120 < Rem Term <= 132                1    .03         $82,700.00
132 < Rem Term <= 144                1    .00          $1,279.59
144 < Rem Term <= 156                2    .03         $72,987.64
156 < Rem Term <= 168               48    .87      $2,215,661.99
168 < Rem Term <= 180              216   3.76      $9,607,871.64
192 < Rem Term <= 204                2    .05        $122,620.09
216 < Rem Term <= 228                6    .14        $363,175.10
228 < Rem Term <= 240               96   2.06      $5,249,384.47
252 < Rem Term <= 264                1    .02         $56,538.86
264 < Rem Term <= 276                1    .04         $98,996.60
276 < Rem Term <= 288                1    .03         $82,440.33
288 < Rem Term <= 300                6    .12        $294,105.67

300 < Rem Term <= 312                3    .11        $269,119.32
312 < Rem Term <= 324                4    .15        $394,660.02
324 < Rem Term <= 336              232  10.54     $26,907,421.52
336 < Rem Term <= 348            1,152  44.49    $113,530,837.50
348 < Rem Term <= 360            1,014  37.42     $95,499,739.28
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%   $255,209,256.61
================================================================================

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1996-D - Home Equity Loan Pass-Through Certificates

                               LOAN AGE IN MONTHS
--------------------------------------------------------------------------------
                                                     Total
                                  #      %          Current
       Age of Loan               Loan   Pool        Balance

  0 = Age                          763  23.05     $58,826,395.82
  0 < Age <=  12                   595  21.07     $53,762,706.64
 12 < Age <=  24                 1,216  45.77    $116,813,810.53
 24 < Age <=  36                   215   9.89     $25,239,629.72
 36 < Age <=  48                     3    .07        $169,823.90
 48 < Age <=  60                     1    .03         $71,531.44
 60 < Age <=  72                     1    .01         $29,049.03
 72 < Age <=  84                     1    .03         $82,440.33
 84 < Age <=  96                     1    .04         $98,996.60
156 < Age <= 168                     1    .03         $81,673.57
192 < Age <= 204                     1    .01         $31,919.44
216 < Age <= 228                     1    .00          $1,279.59
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%   $255,209,256.61
================================================================================

                                ORIGINATION YEAR
--------------------------------------------------------------------------------
                                                     Total
  Year of                         #      %          Current
Origination                      Loan   Pool        Balance

   1993                             26   1.41      $3,591,824.73
   1994                            315  14.44     $36,845,592.86
   1995                          1,120  41.29    $105,379,702.18
   1996                          1,338  42.86    $109,392,136.84
--------------------------------------------------------------------------------

Total.....                       2,799 100.00%   $255,209,256.61
================================================================================

                               COMBINED LTV RANGE
--------------------------------------------------------------------------------
                                                      Total
               LTV                 #       %         Current
              RANGE               Loan   Pool        Balance

           LTV =   0.000 **          7    .33       $837,077.39
 10.000 < LTV <=  15.000             2    .02        $52,046.23
 15.000 < LTV <=  20.000             6    .07       $185,385.03
 20.000 < LTV <=  25.000             7    .09       $240,169.48
 25.000 < LTV <=  30.000            13    .22       $563,074.98
 30.000 < LTV <=  35.000            25    .51     $1,313,399.67
 35.000 < LTV <=  40.000            24    .41     $1,052,715.75
 40.000 < LTV <=  45.000            30    .70     $1,780,472.57
 45.000 < LTV <=  50.000            58   1.36     $3,458,464.43
 50.000 < LTV <=  55.000            62   2.02     $5,149,732.54
 55.000 < LTV <=  60.000           119   3.42     $8,724,441.48
 60.000 < LTV <=  65.000           245   8.03    $20,504,808.97
 65.000 < LTV <=  70.000           375  12.24    $31,243,608.06
 70.000 < LTV <=  75.000           446  17.68    $45,116,309.05
 75.000 < LTV <=  80.000           387  16.26    $41,507,028.66
 80.000 < LTV <=  85.000           363  14.40    $36,747,269.30
 85.000 < LTV <=  90.000           419  16.30    $41,609,215.68
 90.000 < LTV <=  95.000           122   3.50     $8,944,408.61
 95.000 < LTV <= 100.000            89   2.42     $6,179,628.73
--------------------------------------------------------------------------------
Total.....                       2,799 100.00%  $255,209,256.61
================================================================================
** MISSING INFO

     THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.